                                  THE STRONG
                                  ----------
                                    GROWTH
                                     FUNDS

                      ==================================
                      SEMI-ANNUAL REPORT o JUNE 30, 1998
                      ==================================

                         THE STRONG COMMON STOCK FUND

                           THE STRONG DISCOVERY FUND

                            THE STRONG GROWTH FUND

                           THE STRONG GROWTH 20 FUND

                            THE STRONG MID CAP FUND

                          THE STRONG OPPORTUNITY FUND

                           THE STRONG SMALL CAP FUND

                        THE STRONG SMALL CAP VALUE FUND

                        [PHOTO OF STRONG FUNDS BUILDING]

                                  [STRONG LOGO]
                                  STRONG FUNDS

EIGHT BASIC PRINCIPLES FOR SUCCESSFUL MUTUAL FUND INVESTING

These common-sense rules are followed by many successful investors. They make sense for beginners, too. If you have a question on these principles, or would like to discuss them with us, please contact us at 1-800-368-3863. We're here 24 hours a day, seven days a week to take your call.

-------------------------------------------------------------------------------
                                        [PICTURE OF FOLDER LABELED INVESTMENTS]
1. HAVE A PLAN. Even a simple plan can help you take control of your financial future. Review your plan once a year, or if your circumstances change.

-------------------------------------------------------------------------------
                                                             [PICTURE OF CLOCK]
2. START INVESTING AS SOON AS POSSIBLE. Make time a valuable ally. Let it put the power of compounding to work for you, while helping to reduce your potential investment risk.

-------------------------------------------------------------------------------
                                [PICTURE OF PIE CHART OF ASSET DIVERSIFICATION]
3. DIVERSIFY YOUR PORTFOLIO. By investing in different asset classes - stocks, bonds, and cash - you help protect against poor performance in one type of investment while including investments most likely to help you achieve your important goals.

-------------------------------------------------------------------------------
                                           [PICTURE OF MEMO REMINDER TO INVEST]
4. INVEST REGULARLY. Investing is a process, not a one-time event. By investing regularly over the long term, you reduce the impact of short-term market gyrations, and you attend to your long-term plan before you're tempted to spend those assets on short-term needs.

-------------------------------------------------------------------------------
                                              [PICTURE OF GRAPH SLOPING UPWARD]
5. MAINTAIN A LONG-TERM PERSPECTIVE. For most individuals, the best discipline is staying invested as market conditions change. Reactive, emotional investment decisions are all too often a source of regret - and of principal loss.

-------------------------------------------------------------------------------
             [PICTURE OF PIE CHART OF ASSET DIVERSIFICATION EMPHASIZING STOCKS]
6. CONSIDER STOCKS TO HELP ACHIEVE MAJOR LONG-TERM GOALS. Over time, stocks have provided the more powerful returns needed to help the value of your investments stay well ahead of inflation.

-------------------------------------------------------------------------------
                                                       [PICTURE OF DOLLAR SIGN]
7. KEEP A COMFORTABLE AMOUNT OF CASH IN YOUR PORTFOLIO. To meet current needs, including emergencies, use a money market fund or a bank account - not your long-term investment assets.

-------------------------------------------------------------------------------
                                                  [PICTURE OF MAGNIFYING GLASS]
8. KNOW WHAT YOU'RE BUYING. Make sure you understand the potential risks and rewards associated with each of your investments. Ask questions...request information...make up your own mind. And choose a fund company that helps you make informed investment decisions.

                                  THE STRONG
                                  ----------
                                    GROWTH
                                     FUNDS

                      ==================================
                      SEMI-ANNUAL REPORT o JUNE 30, 1998
                      ==================================


                               TABLE OF CONTENTS

INVESTMENT REVIEWS
     The Strong Common Stock Fund.............................................2
     The Strong Discovery Fund................................................4
     The Strong Growth Fund...................................................6
     The Strong Growth 20 Fund................................................8
     The Strong Mid Cap Fund.................................................10
     The Strong Opportunity Fund.............................................12
     The Strong Small Cap Fund...............................................14
     The Strong Small Cap Value Fund.........................................16

FINANCIAL INFORMATION
     Schedules of Investments in Securities
         The Strong Common Stock Fund........................................18
         The Strong Discovery Fund...........................................20
         The Strong Growth Fund..............................................22
         The Strong Growth 20 Fund...........................................24
         The Strong Mid Cap Fund.............................................25
         The Strong Opportunity Fund.........................................26
         The Strong Small Cap Fund...........................................28
         The Strong Small Cap Value Fund.....................................29
     Statements of Assets and Liabilities....................................32
     Statements of Operations................................................34
     Statements of Changes in Net Assets.....................................36
     Notes to Financial Statements...........................................38

FINANCIAL HIGHLIGHTS.........................................................42

============================
THE STRONG COMMON STOCK FUND
============================

IN AN ENVIRONMENT THAT WAS TOUGH FOR SMALL-CAP STOCKS, THE FUND WAS ABLE TO BEAT ITS RUSSELL 2000 BENCHMARK BY A HEALTHY MARGIN.

The Strong Common Stock Fund seeks capital growth by investing at least 80% of its assets in equity securities. The Fund has an emphasis on small companies that the Fund's managers believe are under-researched and attractively valued.

==================================
         ASSET ALLOCATION
==================================
Based on net assets as of 6-30-98

[PIE CHART]
Stocks                      88.7%
Short-Term Investments       9.7%
Corporate Bonds              0.8%
Convertible Securities       0.8%

The Fund's asset allocation does
not reflect any futures or options
positions held by the Fund.
==================================

For the first half of 1998, due to the re-emergence of the economic crisis in Southeast Asia, investors continued to favor larger-cap stocks as they perceived the earnings of these companies to be more predictable. The gap in performance between larger stocks and small stocks has grown to near-historic proportions in the second quarter. For the six months ended June 30, the S&P 500 Stock Index returned 17.71%, while the Russell 2000(reg.tm) Stock Index returned just 4.93%. Given an environment that was tough for small-cap stocks, the Fund was able to register a return of 8.26%, which bettered its Russell 2000 benchmark by a healthy margin.*(1)

========================================
             TOP FIVE SECTORS
========================================
               As of 6-30-98

  SECTOR               % OF NET ASSETS
  ------------------------------------
  Technology                     25.2%
  ....................................
  Energy                         12.4%
  ....................................
  Financial                      12.0%
  ....................................
  Consumer Cyclical              11.7%
  ....................................
  Capital Equipment               8.9%
  ....................................

  Please see the Schedule of Investments
  in Securities for a complete listing
  of the Fund's portfolio.
========================================

ASIA-THE SECOND WAVE
In the first quarter, investors downplayed the economic crisis in Southeast Asia as a mere bump in the road. The result was strong performance for both large-cap and small-cap stocks in those months. As investors gained more confidence in the world economies and subsequently the U.S. stock market, large-stock liquidity seemed to be of less interest. Given this, investors focused on the fundamental valuation of small companies as well as large companies.

The second quarter of 1998, however, mirrored the fourth quarter of 1997. The Asian crisis reared its head again, with the original six Southeast Asian markets reaching new lows. The potential of severe financial distress in Japan was a newer, more ominous concern. The Asian outlook began to affect the U.S. market in late April, followed up by negative corporate earnings revisions in June.

The overall impact on the U.S. markets was mixed. Investors rotated out of most stocks and into a narrow band of S&P 500 large-cap growth stocks. The result was a 4.66% decline in the Russell 2000(reg.tm) Index and a 3.30% increase in the S&P 500. The narrowness of the S&P 500 was evident in that more than half of the index's money gain was attributable to only 10 stocks. For the moment, investors are now focused on large-cap stocks with strong earnings momentum and sufficient liquidity to trade out of in the event of an earnings shortfall.

This type of momentum-driven narrow market is not consistent with our disciplined investment style. We believe our strength lies in a commitment to our private value approach to stock selection. We evaluate a company as though we were considering buying the entire firm, and compare the price we'd be willing to pay with the current stock price. If the cost of the stock doesn't reflect this private value - often because the stock is being ignored by analysts - we will consider adding it to the portfolio.

RESEARCH UNCOVERED OPPORTUNITIES
During the first half of the year, we identified a number of areas where private value was not being reflected in companies' stock prices. As a result, the Fund was able to log significant gains in such stocks as Cable and Wireless, Tele-Communications, Inc., Musicland, and WellPoint.

The performance of the Fund continued to benefit from outperformance by many media holdings, which were overweighted in the portfolio. Continued

===============================================================================
                          FIVE LARGEST STOCK HOLDINGS
===============================================================================
                                 As of 6-30-98
                                                                    % OF NET
  SECURITY                                INDUSTRY                    ASSETS
  --------------------------------------------------------------------------
  MediaOne Group, Inc.                    Telecommunication             1.9%
                                          Service
  ..........................................................................
  Cox Communications, Inc.                Media - Radio/TV              1.8%
  ..........................................................................
  Sterling Software, Inc.                 Computer Software             1.7%
  ..........................................................................
  Tele-Communications, Inc.               Media - Radio/TV              1.6%
  ..........................................................................
  Eagle Hardware & Garden, Inc.           Retail - Specialty            1.6%
  ..........................................................................

  Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.
===============================================================================
consolidation activity also led to attractive returns in cable and cellular stocks. The Fund's position in the health-care sector was another factor in our strong performance, as investors looked to such companies for sustainable earnings growth.

LOOKING AHEAD TO THE SECOND HALF OF 1998
We believe that the second half of the year should lead to improved relative performance for many small-cap companies. While the Asian economic crisis continues to add stress to world economies, a stronger U.S. dollar has historically been the catalyst for improved relative performance for small-cap stocks, as earnings of large multinational stocks come under pressure. In the coming months, we are optimistic that investors will focus on companies that are more dependent on the U.S. economy, thus creating a greater interest in smaller companies.

Two sectors that appear to have been beaten down to unsustainably low relative valuation levels are energy and technology. Energy, in particular, has suffered unduly from lower oil prices. We anticipate a rebound in these stocks in the second half of the year as expectations of a more normal winter lead to inventory reductions.

Many technology stocks have also been severely depressed and may more fully reflect the negative impact of Asia on profits than the rest of the market. Consequently, we think these stocks may offer less downside risk than the market as a whole, and are starting to increase our underweighted position.

Thank you for your investment in the Strong Common Stock Fund. We appreciate your confidence in our investment approach.

[PHOTO OF RICHARD T. WEISS AND MARINA CARLSON]

Sincerely,

/s/ Richard Trent Weiss
Richard T. Weiss

/s/ Marina Carlson
Marina Carlson
Portfolio Co-managers

===============================================================================
                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
===============================================================================
                           From 12-29-89 to 6-30-98
[GRAPH]

                           THE STRONG                       Lipper
                          COMMON STOCK      S&P 500      Growth Funds
                              FUND        Stock Index*      Index*
           12-89             10,000         10,000          10,000
           12-90             10,100          9,690           9,459
           12-91             15,864         12,642          12,895
           12-92             19,161         13,605          13,879
           12-93             23,988         14,976          15,541
           12-94             23,872         15,174          15,297
           12-95             31,609         20,876          20,292
           12-96             38,078         25,669          23,850
           12-97             47,223         34,233          30,536
           6-98              51,125         40,296          35,291

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with similar investments in the Standard & Poor's 500 Stock Index ("S&P 500") and the Lipper Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares.

                                              =================================
                                                        AVERAGE ANNUAL
                                                       TOTAL RETURNS(1)
                                              =================================
                                                         As of 6-30-98

                                                       1-YEAR            16.82%

                                                       3-YEAR            22.27%

                                                       5-YEAR            19.14%

                                              SINCE INCEPTION            21.16%
                                                (on 12-29-89)
                                              ==================================

-------------------------------------------------------------------------------

* The S&P 500 is an unmanaged index generally representative of the U.S. stock market, without regard to company size. The Russell 2000(reg.tm) Index is an unmanaged index generally representative of the U.S. market for small cap stocks. The Lipper Growth Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P and the Russell index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Analytical Services, Inc.

1 Average annual total return and total return measure change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change, while total return reflects aggregate change.

=========================
THE STRONG DISCOVERY FUND
=========================

OUR INVESTMENT APPROACH IS NOT BASED ON CHASING MARKET EUPHORIA OR FADS.

The Strong Discovery Fund seeks to provide investors with capital growth, a goal we pursue by investing in a diversified portfolio of small-, medium-, and larger-size companies. Our investment approach combines number-crunching analysis with direct research, including on-site visits. Through frequent discussions with management, suppliers, customers, and competitors, we believe we can identify vital aspects of companies that are not reflected in their historical financial statements or their stock prices.

=================================
         ASSET ALLOCATION
=================================
Based on net assets as of 6-30-98
[PIE CHART]

Common Stocks               92.0%
Short-Term Investments       7.9%
Convertible Securities       0.1%

The Fund's asset allocation does
not reflect any futures positions
held by the Fund.
=================================

PROFITABLE COMPANIES
In the past six months, your portfolio managers have personally met with the management of more than 200 companies. That figure includes more than 75% of the companies in which the Discovery Fund currently has an investment. Our trips into the field "to kick the tires" have confirmed the Fund is invested in growing companies that are doing well. With few exceptions, these companies have been meeting or exceeding their profit targets.

While we are pleased and encouraged by the positive underlying financial performance of the companies in the portfolio, we are disappointed that this strength has not yet been fully reflected in the companies' stock prices. Specifically, the Fund's 1998 first half return of 7.76% did not keep pace with the 22% average annual earnings growth we expect the companies in the portfolio to achieve. Ironically, the S&P 500 Index enjoyed much greater gains even though the profitability of many of the large companies that make up the index is suffering from weak global markets and foreign currency devaluations. The S&P reported a return of 17.71% for the first half of the year.*(1)

Relative to the broader market, however, the Fund's performance compared better. The Russell 2000(reg.tm) Index, which measures the performance of 2000 companies and specifically excludes the performance of the few huge companies that dominate the S&P 500 Index, gained just 4.93% in 1998's first half.*

A TREND CONTINUES
The pattern of returns in the first half of 1998 marks the continuation of a trend that has been running since the summer of 1996. During this two-year period, the market has favored the largest companies and in many cases has ignored smaller, faster-growing ones. This point is brought into focus when looking at valuations. Note that the Discovery Fund's valuation, as measured by its price/earnings multiple, is lower than that of the S&P 500. This discrepancy persists, even though the Fund's holdings are increasing their profits more than three times as fast as the S&P's average.

                                 P/E RATIO                  ESTIMATED
FUND                             (1999 EARNINGS)            EARNINGS GROWTH(2)
------------------------------------------------------------------------------
Strong Discovery Fund            19.5x                      22.0%
S&P 500 Index                    22.4x                       7.0%

An article in the June 24, 1998 issue of the New York Times further underlines the attractiveness of smaller-company stocks. The article notes that since 1979, small stocks have only been cheaper than they are now (relative to the S&P 500) at two times: in the aftermath of the October 1987 market crash, and during the 1990 recession.

OUR INVESTMENT PHILOSOPHY
Given these recent trends, we believe it is instructive to review the investment philosophy and strategy we employ when investing your money. Our investment approach is not based on chasing market euphoria or fads. Rather, we look for well-managed companies that are in good businesses and offer superior growth potential - and that can be purchased at attractive prices. We also focus on companies with products that are used and replaced every day, such as razor blades and toothpaste. By investing in companies with "razor blade" characteristics, we attempt to insulate the portfolio from the profit disappointments that typically accompany economic slowdowns.

At the present time, we believe the portfolio is positioned well relative to these attributes. It has been our experience that stock prices eventually track earnings growth, but there is precedent for this relationship to lapse from time to time. When this happens, as we believe it currently has, the ignored stocks with good earnings tend to catch up quickly when the market changes direction. The most recent example of this was in 1991, when the Discovery Fund gained 67.61% compared with a 30.47% gain by the S&P 500.

Going forward, we will make adjustments to the portfolio, where appropriate, as part of our continuous effort to upgrade the quality of the Fund's holdings.

Successful investing requires confidence and patience. Yours is appreciated. Thank you for your investment in the Strong Discovery Fund.

[PHOTO OF RICHARD S. STRONG AND CHARLES A. PAQUELET]

Sincerely,

/s/ Richard S. Strong
Richard S. Strong

/s/ Chip Paquelet
Charles A. Paquelet
Portfolio Co-managers

===============================================================================
                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
===============================================================================
                           From 12-31-87 to 6-30-98
[GRAPH]

                          THE STRONG                   Lipper Capital
                          DISCOVERY       S&P 500       Appreciation
                             FUND       Stock Index*    Funds Index*
          12-87             10,000        10,000           10,000
          12-89             15,428        15,356           14,479
          12-91             25,151        19,412           18,366
          12-93             31,333        22,996           22,865
          12-95             39,885        32,056           29,350
          12-97             44,825        52,566           40,477
          6-98              48,306        61,877           46,423

This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Standard & Poor's 500 Stock Index ("S&P 500") and the Lipper Capital Appreciation Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares.

                                             ==================================
                                                          AVERAGE ANNUAL
                                                         TOTAL RETURNS(1)
                                             ==================================
                                                           As of 6-30-98

                                                      1-YEAR             14.85%

                                                      3-YEAR             11.90%

                                                      5-YEAR             12.62%

                                                     10-YEAR             14.60%

                                             SINCE INCEPTION             16.18%
                                               (on 12-31-87)
                                             ==================================

-------------------------------------------------------------------------------

* The S&P 500 is an unmanaged index generally representative of the U.S. stock market, without regard to company size. The Russell 2000(reg.tm) Index is an unmanaged index generally representative of the U.S. market for small cap stocks. The Lipper Capital Appreciation Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P and the Russell index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Analytical Services, Inc.

1 Average annual total return and total return measure change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change, while total return reflects aggregate change.

2 Earnings growth has been estimated on an annual basis for a projected five-year period. The Discovery Fund's earnings growth estimate has been generated from our own analysis of the portfolio's individual securities as of June 30, 1998. The earnings growth projection for the S&P 500 has been based on a consensus of earnings estimates from six Wall Street investment firms as shown by Bloomberg dated June 30, 1998.

======================
THE STRONG GROWTH FUND
======================

DURING THE PERIOD, WE FOCUSED THE FUND'S HOLDINGS ON COMPANIES WITH LIMITED ASIAN EXPOSURE.

The Strong Growth Fund seeks capital growth. The Fund invests primarily in equity securities that the Fund's Advisor believes have above-average growth prospects. The Fund is able to invest in any company regardless of size.

=================================
        ASSET ALLOCATION
=================================
Based on net assets as of 6-30-98

[PIE CHART]

Stocks                      97.2%
Short-Term Investments       2.8%
=================================

For the six months ended June 30, 1998, the Strong Growth Fund generated a positive total return of 16.33% by maintaining a primarily mid-to-large cap portfolio of growth stocks.(1)

==============================================
               TOP FIVE SECTORS
==============================================
                 As of 6-30-98

   SECTOR                    % OF NET ASSETS
   -----------------------------------------
   Technology                          31.1%
   .........................................
   Retail                              20.6%
   .........................................
   Healthcare                          13.3%
   .........................................
   Capital Equipment                   11.9%
   .........................................
   Financial                           10.6%
   .........................................

   Please see the Schedule of Investments in
   Securities for a complete listing of the
   Fund's portfolio.
==============================================

LOOKING BACK
Over the past six months the market for U.S. equities continued to rise, led by the largest blue-chip stocks within the Standard & Poor's 500 Stock Index (S&P
500). By contrast, the Russell 2000(reg.tm) Index (composed of smaller cap stocks) rose only 4.93% vs. 17.71% for the S&P 500 during the six months ended June 30.*

Asian economic turmoil continued to dominate investor focus as analysts struggled to determine its impact on earnings of companies which compete within this region. During the period, we focused the Fund's holdings on companies with limited Asian exposure. Some areas that we favored include:

o retailers Kohl's, Lowe's, Dollar Tree, and Walgreen.

o selected technology companies in areas such as networking (Cisco Systems), software (Microsoft and America Online), and telecommunications (Lucent Technologies and Tellabs).

o healthcare companies Warner-Lambert, McKesson, and Medtronic.

o service firms such as Robert Half International and Outdoor Systems.

We have done most of our recent buying in the mid- and small-cap area, where many great growth companies became exceptional bargains.

WHERE WE ARE
The U.S. economy is in good condition and the consumer is benefiting. Real disposable income has been growing at above trend-line and consumer confidence is high. This is a great job market and Americans are employed at record levels. For the first time since 1969, the United States has a budget surplus. Inflation is low and corporations generally have a lack of pricing power. As a result, companies still strive to increase productivity as a means to increase margins and earnings.

We have a liquidity-driven market caused by foreign investment in the United States, corporate share repurchases, corporate mergers and acquisitions, and retirement plan contributions. This liquidity is the key reason that the big-cap indices - the Dow Jones Industrial Average and the S&P 500 - are performing so well. Slowing corporate revenue and earnings growth is being offset by low inflation and interest rates, and the strong U.S. dollar, which makes stocks preferable over cash. Some of the best growth stocks, especially in the mid- and large-cap areas, are where we have kept most of our weighting in the portfolio.

==============================================================================
                             FIVE LARGEST HOLDINGS
==============================================================================
                                 As of 6-30-98
                                                                    % OF NET
  SECURITY                         INDUSTRY                           ASSETS
  --------------------------------------------------------------------------
  Kohl's Corporation               Retail - Department Store            3.8%
  ..........................................................................
  Microsoft Corporation            Computer Software                    2.6%
  ..........................................................................
  General Electric Company         Electrical Equipment                 2.4%
  ..........................................................................
  Cisco Systems, Inc.              Computer Software                    2.3%
  ..........................................................................
  Lowe's Companies, Inc.           Retail - Specialty                   2.3%
  ..........................................................................

  Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.
===============================================================================

OUR OUTLOOK
Absent a rise in inflation and interest rates, the stock market can continue to rise over the long term, but short-term corrections can come at any time as valuations become too full or economic news makes investors nervous. While there is the risk that the Federal Reserve could tighten, given the Asian crisis, low inflation, and the higher dollar, the probability is that the Fed will remain on the sidelines. This is a time to really focus on companies with the best fundamentals, and solid earnings growth coupled with the best valuations. Presently, the most attractive valuations are with the mid-to-small cap stocks which have lagged the large-cap stocks. As always, it is our belief that outstanding companies with superior earnings and revenue growth will outperform the market over time, and our ability to buy the stocks of companies of all sizes allows us to move to the most attractive areas.

Thank you for your investment in the Strong Growth Fund. We appreciate the opportunity to serve you, and look forward to helping you pursue your important financial goals in the years ahead.

[PHOTO OF RONALD C. OGNAR]

Sincerely,

/s/ Ronald C. Ognar
Ronald C. Ognar
Portfolio Manager

===============================================================================
                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
===============================================================================
                           From 12-31-93 to 6-30-98
[GRAPH]

                          THE STRONG      S&P 500      Lipper Growth
                         GROWTH FUND    Stock Index*    Funds Index*
          12-93             10,000        10,000          10,000
          12-94             11,727        10,132           9,843
          12-95             16,535        13,940          13,057
          12-96             19,763        17,140          15,346
          12-97             23,528        22,859          19,648
          6-98              27,370        26,907          22,707

This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Standard & Poor's 500 Stock Index ("S&P 500") and the Lipper Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

                                              =================================
                                                          AVERAGE ANNUAL
                                                         TOTAL RETURNS(1)
                                              =================================
                                                          As of 6-30-98

                                                       1-YEAR            26.30%

                                                       3-YEAR            25.07%

                                              SINCE INCEPTION            25.08%
                                                (on 12-31-93)
                                              =================================

-------------------------------------------------------------------------------

* The S&P 500 is an unmanaged index generally representative of the U.S. stock market, without regard to company size. The Russell 2000(reg.tm) Index is an unmanaged index generally representative of the U.S. market for small cap stocks. The Lipper Growth Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P and the Russell index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Analytical Services, Inc.

1 Average annual total return and total return measure change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change, while total return reflects aggregate change.

=========================
THE STRONG GROWTH 20 FUND
=========================

OVER THE LAST SIX MONTHS, THE MARKETS WERE VERY UNCERTAIN AND CHOPPY, BUT WE BELIEVE THAT QUALITY GROWTH STOCKS ARE POISED TO BENEFIT FROM THE CURRENT ENVIRONMENT...

The Strong Growth 20 Fund seeks capital growth by investing in 20 to 30 common stocks.

=================================
         ASSET ALLOCATION
=================================
Based on net assets as of 6-30-98

[PIE CHART]

Stocks                      95.9%
Short-Term Investments       4.1%

The Fund's asset allocation does
not reflect any options positions
held by the Fund.
=================================

STRONG PERFORMANCE IN A CHOPPY MARKET
For the six months ended June 30, 1998, the Strong Growth 20 Fund had a return of 15.30% versus the 17.71% S&P 500 return. The Fund's one-year (since inception) return of 31.29% is ahead of the S&P 500 return of 30.16% for the same period.(1)* Overall, the Fund had a solid first year despite trying times with Southeast Asia, slowing earnings outlooks for many companies, and the ever-present threat of the Federal Reserve raising interest rates. Sector rotation and the flight to the highly liquid blue-chip stocks (represented by the S&P 500) were the main characteristics of this nervous market. Performing ahead of the S&P 500 for our first year - when most funds underperformed - was gratifying.

=========================================
             TOP FIVE SECTORS
=========================================
               As of 6-30-98

   SECTOR               % OF NET ASSETS
   ------------------------------------
   Technology                     36.4%
   ....................................
   Retail                         22.8%
   ....................................
   Capital Equipment              15.2%
   ....................................
   Healthcare                     11.6%
   ....................................
   Financial                       5.2%
   ....................................

   Please see the Schedule of Investments
   in Securities for a complete listing
   of the Fund's portfolio.
=========================================

Over the last six months, the markets were very uncertain and choppy, but we believe that quality growth stocks are poised to benefit from the current environment - as long as prices don't get too high and no slowdowns in earnings take place. This market is unforgiving if a company presents a negative surprise to the investor.

CORE HOLDINGS DROVE PERFORMANCE
Certain stocks were winners in 1997 but turned down during the first half of 1998. The Fund was adversely affected by holdings in financial and oil service stocks that saw earnings growth rates decline. The Fund deleted these holdings, and moved on to increase weightings in technology (telecommunications equipment, networking, and software), retail, and healthcare. After a slow first quarter relative to the S&P 500, the second quarter of 1998 saw the Fund outpace the S&P 500 and other equity indices.

Let's review what stocks worked well for us, and why we consider them strong core holdings of the Fund.

Kohl's Corporation operates specialty department stores offering national-brand merchandise at moderate prices. Kohl's has excellent management that executes well. It delivers value and desirable products when the consumer wants to buy them. We believe that the company can grow its store base 20% per year for at least 10 years, after successfully moving from its midwest base to many large cities in the east.

Lowe's Companies ranks as the second-largest building supply/home center company (second to Home Depot). In late 1996, new management changed the company's store size and layout to improve the appearance, mix of merchandise, and returns on invested capital per store. It also redesigned the stores to appeal to women shoppers. These changes are working. Lowe's has come right into some Home Depot markets and successfully competed. Both companies perform well, while the less efficient competing operators lose market share. Combined, the two leaders have less than 10% of a growing market and a lot of room to add new stores.

Cisco Systems, Inc. is the leading networking company that executes when the others stumble. The networking market continues to grow rapidly. Cisco is in the center of the fast-paced convergence of computing and data transmission in the telecommunication markets. The company is excellent at developing and marketing its products and services to major buyers worldwide. When it needs to make strategic alliances and acquisitions to move into new technologies that

===============================================================================
                             FIVE LARGEST HOLDINGS
===============================================================================
                                 As of 6-30-98
                                                                     % OF NET
  SECURITY                           INDUSTRY                          ASSETS
  ---------------------------------------------------------------------------
  Kohl's Corporation                 Retail - Department Store           7.7%
  ...........................................................................
  Dollar Tree Stores, Inc.           Retail - Discount & Variety         5.4%
  ...........................................................................
  Romac International, Inc.          Commercial Service                  5.2%
  ...........................................................................
  Safeway, Inc.                      Retail - Food Chain                 5.1%
  ...........................................................................
  Ascend Communications, Inc.        Computer Software                   5.0%
  ...........................................................................

  Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.
===============================================================================
complement its products, Cisco has continuously performed while others fall behind.

McKesson Corporation is the largest wholesale distributor of drugs and healthcare products in the United States. Management has successfully moved the company into a leadership position, and has recently signed several major contracts with health-care providers and drug-store chains. McKesson is a consistent and non-economically sensitive play on strong growth in the healthcare needs of the aging population.

The Strong Growth 20 Fund tries to select a concentrated portfolio of stocks from our growth stock universe. As a non-diversified Fund, its concentration of assets may produce higher returns, but the shareholder should expect a more volatile performance quarter-to-quarter than is typical with a diversified fund.

OUR OUTLOOK
Absent a rise in inflation and interest rates, the stock market can continue to rise over the long term, but short-term corrections can come at any time as valuations become too full or economic news makes investors nervous. While there is the risk that the Federal Reserve could tighten, given the Asian crisis, low inflation, and the higher dollar, the probability is that the Fed will remain on the sidelines. This is a time to really focus on companies with the best fundamentals, and solid earnings growth coupled with the best valuations. As always, it is our belief that outstanding companies with superior earnings and revenue growth will out-perform the market over time, and our ability to buy the stocks of companies of all sizes allows us to move to the most attractive areas

Thank you for your investment in the Strong Growth 20 Fund. We appreciate your confidence in us and hope this is the first of many successful investment years ahead of us as we strive to help you meet your financial goals.

[PHOTO OF RONALD C. OGNAR]

Sincerely,

/s/ Ronald C. Ognar
Ronald C. Ognar
Portfolio Manager

===============================================================================
                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
===============================================================================
                            From 6-30-97 to 6-30-98
[GRAPH]

                          THE STRONG                   Lipper Capital
                          GROWTH 20       S&P 500       Appreciation
                             FUND       Stock Index*    Funds Index*
          6-97              10,000         10,000          10,000
          8-97              11,280         10,191          10,524
          10-97             11,453         10,390          10,711
          12-97             11,387         11,058          10,890
          2-98              11,809         11,180          11,732
          4-98              12,122         12,727          12,399
          6-98              13,129         13,016          12,490

This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Standard & Poor's 500 Stock Index ("S&P 500") and the Lipper Capital Appreciation Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

                                               ================================
                                                         AVERAGE ANNUAL
                                                         TOTAL RETURN(1)
                                               ================================
                                                          As of 6-30-98

                                               SINCE INCEPTION           31.29%
                                                  (on 6-30-97)
                                               ================================

-------------------------------------------------------------------------------

* The S&P 500 is an unmanaged index generally representative of the U.S.
  stock market, without regard to company size. The Lipper Capital Appreciation Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Analytical Services, Inc.

1 Average annual total return and total return measure change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change, while total return reflects aggregate change.

=======================
THE STRONG MID CAP FUND
=======================

IN THIS TRANSITIONAL PERIOD, THE FUND HAS EXPERIENCED MORE TURNOVER THAN WILL BE THE NORM ONCE OUR RESTRUCTURING IS COMPLETE.

The Strong Mid Cap Fund seeks capital growth and invests primarily in stocks of companies that have mid-size market capitalizations. These stocks can be volatile over short time periods, but have the potential to amply reward investors over time.

=================================
         ASSET ALLOCATION
=================================
Based on net assets as of 6-30-98

[PIE CHART]

Stocks                      90.5%
Short-Term Investments       9.5%
=================================

In general, the Fund invests in companies that we believe have favorable long-term growth prospects, rather than being invested in value stocks. In particular, the Fund seeks companies having talented managements, strong financial characteristics, and long-term sales and earnings growth opportunities. Additionally, although we do not look for pure value stocks, we do seek companies that we believe are priced at a reasonable level relative to their growth potential.

==========================================
             TOP FIVE SECTORS
==========================================
               As of 6-30-98

   SECTOR                % OF NET ASSETS
   -------------------------------------
   Technology                      35.8%
   .....................................
   Healthcare                      14.8%
   .....................................
   Retail                          14.2%
   .....................................
   Financial                        7.6%
   .....................................
   Consumer Cyclical                5.0%
   .....................................

   Please see the Schedule of Investments
   in Securities for a complete listing
   of the Fund's portfolio.
==========================================

MID-CAP STOCKS OFF TO GOOD START IN 1998
The market continued to primarily favor large-cap stocks, but mid-caps were able to post reasonable returns as well. The S&P MidCap 400 Index returned 8.64% during the first six months of 1998 - a level that is approximately equal to the earnings-growth rate projected for the companies that compose this index. In general, it's appropriate for there to be correlation between earnings growth and stock price appreciation.*

Although mid-caps had an appealing return during this period, they continued to lag the large-company S&P 500 Index by a wide margin. The S&P 500 gained 17.71% for the same period, an indication that investors are still willing to pay premium prices for large, well-known companies. One reason for this may be the "safe haven" psychology that prevails in the market today. Concerns about turmoil in Asia and Eastern Europe, as well as high stock prices and price multiples appear to have driven investors to seek large, liquid blue-chip stocks.*

The Mid Cap Fund had a good first half of 1998, returning 15.91% through June 30, compared with an 8.64% return by its benchmark, the S&P MidCap 400 Index. The Fund did well through April, declined sharply in May, and rebounded in June. The Fund's outperformance is attributable to its overweighted positions in consumer, health care, and technology holdings. In particular, retailers, pharmaceutical companies, medical device providers, and software firms boosted performance.(1)

NEW MANAGEMENT BRINGS CHANGES TO THE PORTFOLIO
After assuming management of the Fund at the end of May, my team began to restructure the portfolio in accordance with our management style. We believe in a more concentrated approach toward long-term growth, emphasizing companies that offer their growth at reasonable prices. We believe that over time, this approach should help to generate good "up market" returns while lessening the impact of down markets on the portfolio. Additionally, it can dampen the portfolio's volatility and reduce transaction costs.

Some of the specific changes included reducing the number of holdings in the portfolio, selling most cyclical holdings, and focusing on companies offering long-term growth opportunities. Larger commitments were also made to the attractive holdings in the portfolio.

Most of the initial changes have been completed, but there is still more work to come. In this transitional period, the Fund has experienced more turnover than will be the norm once our restructuring is complete. Because our goal is to identify long-term holdings, turnover for the Fund should moderate.

LOOKING FORWARD TO THE YEAR'S SECOND HALF
Asian difficulties continue to be of concern. Through-out corporate America, growth forecasts are being modified downward, particularly for those firms with significant Far Eastern exposure. It's entirely possible that this downward pressure could continue for the remainder of the year. On the positive side, it appears that the U.S. will remain in a low-interest-rate, low-inflation environment for the foreseeable future. Fortunately, in a scenario of uncertain economic growth and low interest rates, companies that can demonstrate profitable growth - particularly profitable unit sales growth - should be able to generate attractive returns for shareholders. We believe we have invested in companies that can demonstrate such growth.

Regardless of the market outlook, the Fund will seek to invest in well-managed companies that have favorable long-term outlooks. Markets will fluctuate, but our efforts to identify good companies and grow with them will remain constant.

Thank you for your support.

[PHOTO OF SCOTT SINDELAR]

Sincerely,

/s/ Scott Sindelar
Scott Sindelar
Portfolio Manager

===============================================================================
                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
===============================================================================
                           From 12-31-96 to 6-30-98
[GRAPH]

                        STRONG                          Lipper
                        MID CAP       S&P 500          Mid Cap
                         FUND       Stock Index*     Funds Index*
            12-96       10,000         10,000           10,000
            3-97         8,964         10,268            9,330
            6-97        10,104         12,061           10,808
            9-97        12,115         12,964           12,347
            12-97       11,385         13,336           11,746
            3-98        13,136         15,197           13,233
            6-98        13,196         15,698           13,180

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with similar investments in the S&P 500 Stock Index and the Lipper Mid Cap Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

                                              =================================
                                                         AVERAGE ANNUAL
                                                        TOTAL RETURNS(1)
                                              =================================
                                                         As of 6-30-98

                                                       1-YEAR            30.59%

                                              SINCE INCEPTION            20.31%
                                                (on 12-31-96)
                                              =================================

-------------------------------------------------------------------------------

* The S&P 500 Stock Index is an unmanaged index generally representative of the U.S. stock market, without regard to company size. The S&P MidCap 400 Stock Index is an unmanaged index generally representative of the U.S. stock market for medium cap stocks. The Lipper Mid Cap Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Analytical Services, Inc.

1 Average annual total return and total return measure change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change, while total return reflects aggregate change.

===========================
THE STRONG OPPORTUNITY FUND
===========================

THE MARKET'S GAINS WERE EVEN MORE NARROWLY CONCENTRATED THAN THE S&P 500; JUST 10 STOCKS ACCOUNTED FOR MORE THAN HALF THE INDEX'S RETURNS.

The Strong Opportunity Fund seeks capital growth by investing at least 70% of its assets in equity securities. The Fund has an emphasis on medium-size companies that the Fund's advisor believes are under-researched and attractively valued.

=================================
         ASSET ALLOCATION
=================================
Based on net assets as of 6-30-98

[PIE CHART]
Stocks                      87.5%
Short-Term Investments      11.7%
Bonds                        0.8%

The Fund's asset allocation does
not reflect any options positions
held by the Fund.
=================================

ASIA-THE SECOND WAVE
In the first quarter, investors downplayed the economic crisis in Southeast Asia as a mere bump in the road resulting in strong performance for both large-cap and small-cap stocks. Interestingly, as investors gained more confidence in the world economies and subsequently the U.S. stock market, large stock liquidity seemed to play a lesser role. Investors were attracted to the fundamental valuation of small companies as well as large companies.

=======================================
             TOP FIVE SECTORS
=======================================
               As of 6-30-98

   SECTOR             % OF NET ASSETS
   ----------------------------------
   Technology                   21.1%
   ..................................
   Consumer Cyclical            15.4%
   ..................................
   Financial                    15.0%
   ..................................
   Energy                       10.8%
   ..................................
   Retail                        8.5%
   ..................................

Please see the Schedule of Investments
in Securities for a complete listing
of the Fund's portfolio.
=======================================

The second quarter of 1998 mirrored the fourth quarter of 1997. The Asian crisis reared its head with the original six Southeast Asian markets making new lows while the world focus shifted to a more ominous factor, the potential of severe financial distress in Japan. Concern with the overall Asian outlook began to impact the U.S. market in late April and was followed up by tangible negative effects on actual corporate earnings as a number of companies pre-announced bad earnings in June. The overall impact on the U.S. markets was mixed. Investors rotated out of most stocks into a narrow band of large cap growth stocks represented in the S&P 500. The result was a 4.66% decline in the Russell 2000(reg.tm) and a 3.30% increase in the S&P 500.*

A NARROW MARKET
In response to these heightened fears, investors rotated out of most stocks, heading for the perceived stability of the largest companies in the S&P 500. As a result, the gap in performance between large stocks and small stocks that has been notable in recent years grew to near-historic proportions, reaching 9 percentage points in the second quarter. For the six months ended June 30, 1998, the S&P 500 Stock Index returned 17.71%, while the Fund's benchmark, the S&P MidCap 400 Stock Index, went up a more subtle 8.64%. Despite this yawning gap, the Fund was able to register a return of 14.39% for the period, bettering its benchmark by a healthy margin.(1)*

The market's gains were even more narrowly concentrated than the S&P 500; just 10 stocks accounted for more than half the index's returns. Given the uncertainty surrounding the world's leading regions, investors preferred to stick with some of the very largest stocks with strong earnings momentum. This narrow investment style is not consistent with the way we manage this Fund.

CONTINUING OUR FOCUS ON RESEARCH
Rather than chase this current trend, we believe our strength lies in a commitment to our private value approach to stock selection. We evaluate a company as though we were considering buying the entire firm, and compare the price we'd be willing to pay with the stock price. If the cost of the company's stock reflects a lower price than this private value, we will consider adding it to the portfolio.

To be successful with our investment approach, we apply an intensive research process, of which direct company visits are vital. During the first half of the year, the Fund identified a number of areas where private value was not being reflected in companies' stock prices.

===============================================================================
                          FIVE LARGEST STOCK HOLDINGS
===============================================================================
                                 As of 6-30-98
                                                                    % OF NET
  SECURITY                          INDUSTRY                           ASSETS
  ---------------------------------------------------------------------------
  Tele-Communications, Inc.         Media - Radio/TV                     3.6%
  ...........................................................................
  MediaOne Group, Inc.              Telecommunication Service            1.9%
  ...........................................................................
  Cox Communications, Inc.          Media - Radio/TV                     1.7%
  ...........................................................................
  Comcast Corporation               Media - Radio/TV                     1.7%
  ...........................................................................
  NIPSCO Industries, Inc.           Electric Power                       1.7%
  ...........................................................................

Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.
===============================================================================

In particular, the Fund continued to benefit from outperformance by many of its holdings in media - a sector we overweighted in the portfolio. Cable and cellular stocks benefited from further consolidation in those industries. Among our strong-performing stocks in this area were Cable and Wireless, Tele-Communications, Inc., and MediaOne Group.

LOOKING AHEAD
We are optimistic that the second half of the year should lead to improved relative performance for many mid-cap companies. Although the economic crisis in Southeast Asia is far from a positive force, it has helped to bolster the U.S. dollar. Historically, a stronger dollar has helped small companies' relative performance by putting pressure on the earnings of large multinational companies that make much of their profits overseas. In the coming months, we believe investors will focus on smaller companies, which typically derive more of their earnings at home.

Two sectors that appear to have been beaten down to unsustainably low relative valuations are energy and technology. Energy, in particular, has suffered unduly from lower oil prices. We anticipate a rebound in these stocks in the second half of the year.

Many technology stocks have also been severely depressed and may more fully than the rest of the market reflect the negative impact of Asia on profits. Consequently, we think the downside for these stocks may be lower than for the market as a whole and are starting to increase our underweighted position.

Thank you for your investment in the Strong Opportunity Fund. We appreciate your confidence in our investment approach.

[PHOTO OF RICHARD T. WEISS AND MARINA CARLSON]

Sincerely,

/s/ Richard Trent Weiss
Richard T. Weiss

/s/ Marina Carlson
Marina Carlson
Portfolio Co-managers

===============================================================================
                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
===============================================================================
                           From 12-31-85 to 6-30-98

[GRAPH]

                           THE STRONG                      Lipper
                          OPPORTUNITY      S&P 500      Growth Funds
                              FUND       Stock Index*      Index*
           12-85             10,000         10,000         10,000
           12-87             17,894         12,490         11,935
           12-89             24,694         19,179         17,364
           12-91             28,845         24,245         22,391
           12-93             41,022         28,721         26,986
           12-95             53,868         40,036         35,236
           12-97             78,558         65,653         53,023
           6-98              89,866         77,281         61,279

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with similar investments in the Standard & Poor's 500 Stock Index ("S&P 500") and the Lipper Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

                                             ==================================
                                                        AVERAGE ANNUAL
                                                       TOTAL RETURNS(1)
                                             ==================================
                                                         As of 6-30-98

                                                      1-YEAR             28.85%

                                                      5-YEAR             19.34%

                                                     10-YEAR             16.10%

                                             SINCE INCEPTION             19.20%
                                               (on 12-31-85)
                                             ==================================

-------------------------------------------------------------------------------

* The S&P 500 is an unmanaged index generally representative of the U.S. stock market, without regard to company size. The S&P Mid Cap 400 Stock Index is an unmanaged index generally representative of the U.S. market for medium cap stocks. The Lipper Growth Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. The Russell 2000(reg.tm) Index is an unmanaged index generally representative of the U.S. market for small cap stocks. Source of the S&P and Russell index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Analytical Services, Inc.

1 Average annual total return and total return measure change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change, while total return reflects aggregate change.

=========================
THE STRONG SMALL CAP FUND
=========================

WHEN MY TEAM ASSUMED MANAGEMENT OF THE PORTFOLIO AT THE END OF MAY, WE ADJUSTED THE PORTFOLIO IN TUNE WITH OUR MANAGEMENT STYLE.

=================================
        ASSET ALLOCATION
=================================
Based on net assets as of 6-30-98

[PIE CHART]
Stocks                      84.8%
Short-Term Investments      15.2%
=================================

The Strong Small Cap Fund seeks capital growth and invests primarily in stocks of companies that have small market capitalizations. In general, the Fund is invested in companies that we believe have favorable long-term growth outlooks, rather than investing in value stocks. In particular, the Fund seeks growth companies having talented managements, strong financial characteristics, and long-term sales and earnings growth opportunities. Additionally, the Fund seeks companies that we believe are priced at reasonable values, relative to their growth potential.

=======================================
             TOP FIVE SECTORS
=======================================
               As of 6-30-98

   SECTOR             % OF NET ASSETS
   ----------------------------------
   Technology                   31.4%
   ..................................
   Capital Equipment            14.4%
   ..................................
   Retail                       11.2%
   ..................................
   Financial                    10.2%
   ..................................
   Healthcare                    8.2%
   ..................................

Please see the Schedule of Investments
in Securities for a complete listing
of the Fund's portfolio.
=======================================

SMALL STOCKS CONTINUE TO LAG
For the first six months of 1998, large companies, as represented by the S&P 500, continued to perform better than small companies. While the S&P 500 returned 17.71% for the six months, the smaller-cap Russell 2000(reg.tm) Index returned just 4.93%.* This divergence has been taking place for more than two years. Additionally, the stocks that have driven the performance of most major equity benchmarks have been the larger companies within their respective indices.

Factors that may be responsible for this trend are the perceived safety and liquidity investors associate with large, household-name companies. As investors become increasingly concerned about world events - most recently, the Asian economic crisis - they often view blue-chip stocks as good investments. That is clearly the case now, which has made small-cap investing a less rewarding place in recent years than large-cap investing.

NAVIGATING IN A VOLATILE MARKET
Volatility continued as the Russell 2000, which had returned more than 10% from January through April, gave back half of those returns in May. There's no single specific event responsible for this sharp drop, but it was likely accelerated by the effect the slowdown in Asia had on certain technology hardware companies.

The Small Cap Fund posted a return of 7.96% for the first six months of 1998, ahead of the benchmark Russell 2000's return of 4.93%.(1) The Fund's performance over the period charted the same course as the market overall - that is, it was positive (except for a small decline in January) during the first four months of the year, and fell sharply in May. The Fund's outperformance against its benchmark is the result of its overweightings in both the consumer and technology sectors. Specifically, retail and software companies performed well.

CHANGES TO THE PORTFOLIO
When my team assumed management of the portfolio at the end of May, we adjusted the portfolio in tune with our management style. We concentrated the holdings somewhat, and moved toward a "growth-oriented but value-aware" style to help dampen some of the Fund's volatility. We anticipate that this will allow the portfolio to participate in up markets, yet provide some level of protection in downturns. Specific initial changes made were to reduce the number of holdings in the portfolio, replace the bulk of the cyclical holdings with companies that should exhibit steady growth for the second half of 1998, and reorient the portfolio toward those companies that have a longer favorable time horizon associated with them. This work has been generally completed.

OUTLOOK IS MUDDY
The economic backdrop continues to be clouded by Asia's difficulties, but helped by low inflation and interest rates. Much of corporate America is facing declining earnings-growth forecasts, particularly for those companies with significant Far Eastern exposure.

This downward pressure may continue for the remainder of the year. Fortunately, under a scenario of uncertain economic growth and low interest rates, companies that can demonstrate profitable growth, particularly profitable growth in unit sales, should generate attractive returns to shareholders.

SEEKING TO MERGE FUND
As you have been notified, the Fund's Advisor, Strong Capital Management, Inc., has proposed to merge this Fund into the Strong Growth Fund later this year. In the near term, we do not plan to make any changes to the Fund's current strategies. We believe the Fund is invested in companies that have good management, favorable growth prospects, and reasonable valuations. For the longer term, we are confident that the Strong Growth Fund with its experienced, hard-working management team, can serve investors well.

Thank you for your support.

[PHOTO OF SCOTT SINDELAR]

Sincerely,

/s/ Scott Sindelar
Scott Sindelar
Portfolio Manager

===============================================================================
                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
===============================================================================
                           From 12-29-95 to 6-30-98
[GRAPH]

                           THE STRONG                     Lipper
                           SMALL CAP       S&P 500       Small Cap
                              FUND       Stock Index*   Funds Index*
           12-95             10,000         10,000         10,000
           6-96              12,469         11,010         11,403
           12-96             12,270         12,296         11,437
           6-97              11,183         14,830         12,121
           12-97             11,721         16,399         13,154
           6-98              12,653         19,303         14,002

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with similar investments in the Standard & Poor's 500 Stock Index ("S&P 500"), and the Lipper Small Cap Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

                                              =================================
                                                         AVERAGE ANNUAL
                                                        TOTAL RETURNS(1)
                                              =================================
                                                         As of 6-30-98

                                                       1-YEAR            13.14%

                                              SINCE INCEPTION             9.87%
                                                (on 12-29-95)
                                              =================================

-------------------------------------------------------------------------------

* The S&P 500 is an unmanaged index generally representative of the U.S. stock market, without regard to company size. The Russell 2000(reg.tm) Index is an unmanaged index generally representative of the U.S. market for small cap stocks. The Lipper Small Cap Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P and the Russell index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Analytical Services, Inc.

1 Average annual total return and total return measure change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change, while total return reflects aggregate change.

===============================
THE STRONG SMALL CAP VALUE FUND
===============================

GIVEN THE FUND'S SMALL-CAP FOCUS, WE WERE ESPECIALLY PLEASED THAT IT MANAGED TO POST RESULTS SO CLOSE TO THE S&P 500'S FOR THE FIRST HALF OF THE YEAR.

The Strong Small Cap Value Fund seeks capital growth by investing in fundamentally undervalued small companies with attractive long-term growth potential.

=================================
         ASSET ALLOCATION
=================================
Based on net assets as of 6-30-98

[PIE CHART]

Stocks                      97.1%
Short-Term Investments       2.9%

The Fund's asset allocation does
not reflect any options positions
held by the Fund.
=================================

THE FUND'S FIRST SIX MONTHS
For the six months ended June 30, 1998, the Fund returned 17.30%, compared with a 4.93% return for the Russell 2000(reg.tm) Index over the same period. The Russell 2000, which primarily measures the performance of smaller companies' stocks, is the Fund's benchmark.(1)*

========================================
            TOP FIVE SECTORS
========================================
              As of 6-30-98

   SECTOR              % OF NET ASSETS
   -----------------------------------
   Energy                        19.4%
   ...................................
   Technology                    15.0%
   ...................................
   Capital Equipment             14.5%
   ...................................
   Retail                        10.6%
   ...................................
   Basic Material                 8.4%
   ...................................

Please see the Schedule of Investments
in Securities for a complete listing
of the Fund's portfolio.
========================================

The first four months of the year were good ones for the equity markets. Small company stocks underperformed large company stocks during the first four months, but during May and June they fell even further behind. As a result, in the second quarter, the Russell 2000 declined by almost 5%, while the S&P 500 increased by 3.3%, buoyed by the strength in the large-cap sector. The S&P 500 returned 17.71% for the first half of the year.*

Given the Fund's small-cap focus, we were especially pleased that it managed to post results so close to the S&P 500's for the first half of the year. The Fund's results for the first three months were very strong, with our holdings in retail and steel stocks among the best performers. Technology and health-care holdings also bolstered the Fund's first-half performance.

It was difficult to add value during the second quarter, eleven out of the twelve industry sectors that make up the Russell 2000 declined. Also, performance in individual sectors varied dramatically. An example is energy-related companies, an area we have emphasized in the Fund. This was the top-performing sector in April, but by June it was the poorest performer among the Russell 2000 sectors. In fact, its performance in May and June was so weak that it affected performance for the entire second quarter.

OUR INVESTMENT PROCESS
The Fund is still relatively new, having only been in operation for six months. At the end of June, the Fund held positions in 47 stocks and had net assets of $22.2 million. As the assets grow, we anticipate building up to a portfolio of approximately 80 to 100 companies or more. We will tend to be fully invested in equities at all times, but will implement our strategy gradually with securities that meet our investment criteria. Value drives our approach to stock selection. We try to find quality businesses selling at low prices, based on various measures of value.

In our analysis, we seek a positive dynamic of change that may trigger investor interest in a stock. Examples of this might include new management, new products, industry consolidation, restructuring, regulatory change, or simply the right time in the business cycle for a particular company.

We try to control risk by maintaining a well-diversified portfolio, employing a high degree of rigor in monitoring changes in companies' valuations and fundamental qualities, and executing disciplined sell decisions.

OUTLOOK
The second half of the year is likely to draw the financial market's attention to international events. Attention could turn more to European countries as monetary unity nears. Asian economies will continue to be a source of uncertainty, as the financial crisis there either widens or bottoms. We have moderately reduced our exposure to the energy sector by cutting our stakes in companies that seem most susceptible to short-term difficulties. We are still overweighted in the sector, however. We believe this is appropriate because of the sector's low valuations, as well as the potential for tightening in supply later in the year as producers curtail production.

As companies increasingly pre-announce earnings disappointments, we notice that their causes appear to fall in two categories: Asia-related difficulties, or the challenges presented by the tight labor market at home. We are likely to avoid increased exposure to companies that do a substantial portion of their business in Asia, as well as those domestic-oriented firms in labor intensive industries.

In the current environment, we will be looking for value-priced stocks of companies with the ability to show strong revenue growth. Two factors drive this focus. First, the world economies are slowing. Second, it will be hard for companies to show earnings growth by cutting costs further, following a period of rampant restructuring and already-low commodity and raw material costs. Consequently, we believe that premiums will be paid for those companies that can demonstrate top line growth, as it will be harder to find going forward.

Thank you for your investment in the Strong Small Cap Value Fund.

[PHOTO OF I. CHARLES RINALDI]

Sincerely,

/s/ I. Charles Rinaldi
I. Charles Rinaldi
Portfolio Manager

===============================================================================
                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
===============================================================================
                           From 12-31-97 to 6-30-98
[GRAPH]

                          THE STRONG                    Lipper Small
                          SMALL CAP       S&P 500        Cap Funds
                          VALUE FUND    Stock Index*       Index*
          12-97             10,000         10,000          10,000
          1-98              10,510         10,111           9,808
          2-98              11,350         10,840          10,599
          3-98              12,430         11,395          11,072
          4-98              13,000         11,510          11,118
          5-98              12,340         11,312          10,505
          6-98              11,730         11,771          10,645

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with similar investments in the Standard & Poor's 500 Stock Index ("S&P 500"), and the Lipper Small Cap Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

                                               ================================
                                                        TOTAL RETURN(1)
                                               ================================
                                                         As of 6-30-98

                                               SINCE INCEPTION           17.30%
                                                 (on 12-31-97)
                                               ================================

-------------------------------------------------------------------------------

* The S&P 500 is an unmanaged index generally representative of the U.S. stock market, without regard to company size. The Russell 2000(reg.tm) Index is an unmanaged index generally representative of the U.S. market for small cap stocks. The Lipper Small Cap Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P and the Russell index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Analytical Services, Inc.

1 Total return is not annualized and measures aggregate change in the value of an investment in the Fund, assuming reinvestment of dividends.

SCHEDULES OF INVESTMENTS IN SECURITIES                JUNE 30, 1998 (UNAUDITED)
-------------------------------------------------------------------------------
===============================================================================
                           STRONG COMMON STOCK FUND
===============================================================================
                                                      Shares or
                                                      Principal      Value
                                                       Amount      (Note 2)
-------------------------------------------------------------------------------
COMMON STOCKS 88.2%
AIRLINE 0.1%
Air New Zealand, Ltd. Class B                         2,000,000   $  2,146,176

BANK - MONEY CENTER 0.4%
Banca di Roma (b)                                       990,000      1,997,232
Banque Nationale de Paris                                10,000        815,047
Nordbanken Holding AB                                   300,000      2,195,534
UBS AG - Registered Shares (b)                            3,000      1,113,158
                                                                  ------------
                                                                     6,120,971
BANK - REGIONAL 2.0%
City National Corporation                               397,000     14,664,187
Old Kent Financial Corporation                          509,250     18,317,086
                                                                  ------------
                                                                    32,981,273
BANK - SUPER REGIONAL 4.0%
Banc One Corporation                                    390,000     21,766,875
BankBoston Corporation                                  430,000     23,918,750
Norwest Corporation                                     565,000     21,116,875
                                                                  ------------
                                                                    66,802,500
CHEMICAL 0.3%
Rhodia SA (b)                                           183,000      5,090,546

CLOSED-END FUND 0.0%
Morgan Stanley Emerging Markets Fund, Inc.               84,000        787,500

COMMERCIAL SERVICE 3.7%
Pittston Company Brinks Group                           560,000     20,650,000
Rollins Truck Leasing Corporation                     1,882,500     23,295,938
Sensormatic Electronics Corporation (b)               1,265,000     17,710,000
                                                                  ------------
                                                                    61,655,938
COMPUTER - PERIPHERAL EQUIPMENT 1.2%
Microchip Technology, Inc. (b)                          760,000     19,855,000

COMPUTER - PERSONAL & WORKSTATION 0.9%
Data General Corporation (b)                            975,000     14,564,063

COMPUTER SOFTWARE 3.9%
Sterling Software, Inc. (b)                             959,700     28,371,131
Sybase, Inc. (b)                                      1,550,000     10,801,563
Synopsys, Inc. (b)                                      545,000     24,933,750
                                                                  ------------
                                                                    64,106,444
DIVERSIFIED OPERATIONS 1.2%
Johnson Controls, Inc.                                  360,000     20,587,500

ELECTRICAL EQUIPMENT 1.2%
Molex, Inc. Class A                                     850,000     19,868,750

ELECTRONIC PARTS DISTRIBUTION 0.8%
Marshall Industries (b)                                 500,000     13,625,000

ELECTRONIC PRODUCTS - MISCELLANEOUS 2.5%
General Motors Corporation Class H                      475,000     22,384,375
Raychem Corporation                                     630,000     18,624,375
                                                                  ------------
                                                                    41,008,750
ELECTRONICS - SEMICONDUCTOR/COMPONENT 4.9%
Cypress Semiconductor, Inc. (b)                       1,800,000     14,962,500
Dallas Semiconductor Corporation                        680,000     21,080,000
Novellus Systems, Inc. (b)                              565,000     20,163,438
Xilinx, Inc. (b)                                        740,000     25,160,000
                                                                  ------------
                                                                    81,365,938
ENGINEERING & CONSTRUCTION 1.3%
Jacobs Engineering Group, Inc. (b)                      650,000     20,881,250

FOOD 2.5%
Dole Food Company, Inc.                                 460,000     22,856,250
Kellogg Company                                         510,000     19,156,875
                                                                  ------------
                                                                    42,013,125
HEALTHCARE - BIOMEDICAL/GENETIC 1.3%
Centocor, Inc. (b)                                      600,000     21,750,000

HEALTHCARE - PATIENT CARE 3.3%
PhyCor, Inc. (b)                                        704,200     11,663,313
Tenet Healthcare Corporation (b)                        636,900     19,903,125
WellPoint Health Networks, Inc. (b)                     320,000     23,680,000
                                                                  ------------
                                                                    55,246,438
HOUSING RELATED 1.4%
RPM, Inc.                                             1,400,000     23,800,000

INSURANCE - LIFE 1.0%
Reliastar Financial Corporation                         330,000     15,840,000

INSURANCE - MULTI-LINE 0.1%
Skandia Forsakrings AB                                  140,000      1,996,622

INSURANCE - PROPERTY & CASUALTY 1.5%
Mid Ocean, Ltd.                                         300,000     23,550,000
Scor                                                     27,000      1,708,381
                                                                  ------------
                                                                    25,258,381
MACHINERY - MISCELLANEOUS 1.4%
Hussmann International, Inc.                          1,275,000     23,667,188

MEDIA - PUBLISHING 1.9%
News Corporation, Ltd. Sponsored ADR                    820,000     26,342,500
Torstar Corporation Class B                             151,200      4,816,763
                                                                  ------------
                                                                    31,159,263
MEDIA - RADIO/TV 7.1%
Cable & Wireless Communications PLC (b)                 405,000      4,098,561
Cable & Wireless Communications PLC
  Sponsored ADR (b)                                     465,000     23,250,000
Cox Communications, Inc. Class A (b)                    613,500     29,716,406
Flextech PLC (b)                                      1,000,000      9,236,288
Tele-Communications, Inc. TCI Group Series A (b)        695,000     26,714,062
Tele-Communications International, Inc. Class A (b)   1,220,000     24,514,375
                                                                  ------------
                                                                   117,529,692
OIL - INTERNATIONAL INTEGRATED 0.3%
Elf Aquitaine SA Sponsored ADR                           70,000      4,970,000

OIL - NORTH AMERICAN EXPLORATION & PRODUCTION 6.7%
Devon Energy Corporation                                550,000     19,215,625
EEX Corporation (b)                                   2,500,000     23,437,500
Forcenergy, Inc. (b)                                    937,800     16,704,562
Harken Energy Corporation (b)                         2,150,000     10,346,875
Noble Affiliates, Inc.                                  525,000     19,950,000
Pioneer Natural Resources Company                       875,000     20,890,625
                                                                  ------------
                                                                   110,545,187
OIL - NORTH AMERICAN INTEGRATED 1.2%
Valero Energy Corporation                               600,000     19,950,000

OIL WELL EQUIPMENT & SERVICE 4.3%
Global Industries, Ltd. (b)                           1,040,000     17,550,000
Nabors Industries, Inc. (b)                             950,000     18,821,875
Offshore Logistics, Inc. (b)                            942,500     16,729,375
R&B Falcon Corporation (b)                              767,000     17,353,375
                                                                  ------------
                                                                    70,454,625
PRECIOUS METAL/GEM/STONE 0.9%
Barrick Gold Corporation                                745,000     14,294,688

------------------------------------------------------------------------------
==============================================================================
                     STRONG COMMON STOCK FUND (CONTINUED)
==============================================================================
                                                      Shares or
                                                      Principal      Value
                                                       Amount      (Note 2)
------------------------------------------------------------------------------
REAL ESTATE 3.0%
Apartment Investment & Management Company
  Class A                                               505,000 $   19,947,500
CarrAmerica Realty Corporation                          360,000     10,215,000
Castellum AB                                            176,000      2,069,682
Security Capital Group, Inc. Class B (b)                650,000     17,306,250
Shortland Properties, Ltd.                              851,000        286,753
                                                                --------------
                                                                    49,825,185
RETAIL - FOOD CHAIN 1.2%
American Stores Company                                 850,000     20,559,375

RETAIL - RESTAURANT 2.3%
IHOP Corporation (b) (f)                                470,000     19,446,250
Outback Steakhouse, Inc. (b)                            465,000     18,135,000
                                                                --------------
                                                                    37,581,250
RETAIL - SPECIALTY 4.9%
AutoZone, Inc. (b)                                      700,000     22,356,250
Cortefiel SA                                             35,000        764,142
Eagle Hardware & Garden, Inc. (b)                     1,153,000     26,663,125
The Gymboree Corporation (b)                            921,000     13,958,906
Musicland Stores Corporation (b) (f)                  1,215,000     17,010,000
                                                                --------------
                                                                    80,752,423
SHOE & APPAREL MANUFACTURING 1.2%
Warnaco Group, Inc. Class A                             485,000     20,582,188

SOAP & CLEANING PREPARATION 1.2%
Ecolab, Inc.                                            635,000     19,685,000

TELECOMMUNICATION EQUIPMENT 0.9%
Belden, Inc.                                            464,200     14,216,125

TELECOMMUNICATION SERVICE 10.2%
Aerial Communications, Inc. (b)                       1,850,000     11,562,500
AirTouch Communications, Inc. (b)                       415,000     24,251,563
MediaOne Group, Inc. (b)                                715,000     31,415,312
NTL, Inc. (b)                                           475,000     25,412,500
Omnipoint Corporation (b)                               860,000     19,726,250
Paging Network, Inc. (b)                              1,500,000     21,000,000
Tele-Communications, Inc. - TCI Ventures Group
  Series A (b)                                          796,300     15,975,768
United States Cellular Corporation (b)                  645,000     19,833,750
                                                                --------------
                                                                   169,177,643
------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $1,170,535,690)                        1,462,301,997
------------------------------------------------------------------------------

PREFERRED STOCKS 0.5%
Henkel KGaA-Vorzug                                       63,000      6,219,512
Telecom Italia Spa                                      320,000      1,554,004
------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS (COST $4,724,646)                             7,773,516
------------------------------------------------------------------------------

CORPORATE BONDS 0.8%
Musicland Group, Inc. Senior Subordinated Notes,
  9.00%, Due 6/15/03                                $ 1,000,000        967,500
Niagara Mohawk Power Corporation Senior Notes,
  Series B, 7.00%, Due 10/01/00                      12,950,000     13,014,750
------------------------------------------------------------------------------
TOTAL CORPORATE BONDS (COST $13,658,930)                            13,982,250
------------------------------------------------------------------------------

CONVERTIBLE BONDS 0.8%
Conxus Communications, Inc. Senior Subordinated
  Notes, 9.00%, Due 5/15/01 (Rate
  Reset Effective 5/15/99) (Acquired 5/22/98;
  Cost $13,000,000) (d)                              13,000,000     13,000,000
------------------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS (COST $13,000,000)                          13,000,000
------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 9.8%
COMMERCIAL PAPER 0.1%
INTEREST BEARING, DUE UPON DEMAND
General Mills, Inc., 5.26%                              227,500        227,500
Johnson Controls, Inc., 5.26%                         1,010,000      1,010,000
Pitney Bowes Credit Corporation, 5.26%                   21,600         21,600
                                                                --------------
                                                                     1,259,100
REPURCHASE AGREEMENTS 9.5%
ABN-AMRO Chicago Corporation (Dated 6/30/98),
  5.75%, Due 7/01/98 (Repurchase proceeds
  $149,523,878); Collateralized by: $350,000,000
  Resolution Funding Corporation Principal Strips,
  Due 7/15/20 (Market Value $77,143,500) and
  $50,000,000 United States Treasury Bond
  Principal Strips, 8.75%, Due 8/15/20 (Market
  Value $14,057,500) and $115,061,000 United
  States Treasury Strips, Zero %, Due 2/15/17 -
  5/15/20 (Market Value $33,665,243) and
  $100,000,000 United States Treasury Strips,
  8.75%, Due 8/15/20 (Market Value $28,115,000) (e) 149,500,000    149,500,000
BZW Securities, Inc. (Dated 6/30/98), 5.50%,
  Due 7/01/98 (Repurchase proceeds $6,801,039);
  Collateralized by: $6,775,000 United States
  Treasury Notes, 8.875%, Due 11/05/98 (Market
  Value $6,936,482) (e)                               6,800,000      6,800,000
                                                                --------------
                                                                   156,300,000
UNITED STATES GOVERNMENT ISSUES 0.2%
United States Treasury Bills:
  Due 7/09/99 (c)                                     2,000,000      1,997,942
  Due 8/13/98                                         1,300,000      1,292,422
                                                                --------------
                                                                     3,290,364
------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (COST $160,849,161)                   160,849,464
------------------------------------------------------------------------------

------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (COST $1,362,768,427) 100.1%     1,657,907,227
Other Assets and Liabilities, Net (0.1%)                            (1,338,643)
------------------------------------------------------------------------------
NET ASSETS 100.0%                                               $1,656,568,584
==============================================================================


FUTURES
-------------------------------------------------------------------------------
                                              Underlying
                              Expiration      Face Amount       Unrealized
                                 Date           at Value       Depreciation
-------------------------------------------------------------------------------
Sold:
256 S&P 500                      9/98        ($73,152,000)      $1,020,550


WRITTEN OPTIONS ACTIVITY
-------------------------------------------------------------------------------

                                                       Contracts    Premiums
-------------------------------------------------------------------------------
Options outstanding at beginning of period                   --    $       --
Options written during the period                        11,250     5,909,118
Options closed                                           (2,675)   (1,422,332)
Options expired                                              --            --
Options exercised                                            --            --
                                                         ------    ----------
Options outstanding at end of period                      8,575    $4,486,786
                                                         ======    ==========

Closed options resulted in a capital gain of $1,333,818.

SCHEDULES OF INVESTMENTS IN SECURITIES (CONTINUED)    JUNE 30, 1998 (UNAUDITED)
-------------------------------------------------------------------------------
===============================================================================
                     STRONG COMMON STOCK FUND (CONTINUED)
===============================================================================


-------------------------------------------------------------------------------
WRITTEN OPTIONS DETAIL
-------------------------------------------------------------------------------
                                                                      Value
                                                        Contracts    (Note 2)
-------------------------------------------------------------------------------
AirTouch Communications, Inc.
(Strike Price is $45.00. Expiration date is 10/16/98.
Premium Received $2,056,431.)                             2,000    ($2,862,500)
(Strike Price is $50.00. Expiration date is 10/16/98.
Premium Received $885,945.)                               1,550     (1,550,000)
(Strike Price is $55.00. Expiration date is 10/16/98.
Premium Received $253,192.)                                 600       (375,000)

MediaOne Group, Inc. (Strike Price is $40.00. Expiration
date is 8/21/98. Premium Received $108,321.)                350       (168,437)

Reliastar Financial Corporation
(Strike Price is $40.00. Expiration date is 10/16/98.
Premium Received $273,491.)                                 500       (443,750)
(Strike Price is $45.00. Expiration date is 10/16/98.
Premium Received $684,082.)                               2,800     (1,312,500)

Tele-Communications, Inc. Class A (Strike Price is
$35.00. Expiration date is 10/16/98. Premium Received
$225,324.)                                                  775       (392,344)


===============================================================================
                             STRONG DISCOVERY FUND
===============================================================================
                                                      Shares or
                                                      Principal      Value
                                                       Amount      (Note 2)
-------------------------------------------------------------------------------
COMMON STOCKS 92.0%
BANK - MONEY CENTER 0.7%
Citicorp                                                 16,700    $ 2,492,475

BROKERAGE & INVESTMENT MANAGEMENT 1.0%
Kansas City Southern Industries, Inc.                    24,200      1,200,925
Waddell & Reed Financial, Inc.                          100,000      2,393,750
                                                                   -----------
                                                                     3,594,675
COMMERCIAL SERVICE 15.3%
Accustaff, Inc. (b)                                      71,400      2,231,250
Avis Rent A Car, Inc. (b)                                22,575        558,731
Coinmach Laundry Corporation (b)                        485,800     11,477,025
Consolidated Graphics, Inc. (b)                          70,000      4,130,000
Corrections Corporation America (b)                     263,300      6,187,550
Edutrek International, Inc. (Acquired 4/17/98;
  Cost $3,487,212) (b) (d)                              129,156      3,164,322
H & R Block, Inc.                                        33,900      1,428,037
ITT Educational Services, Inc. (b)                      150,000      4,837,500
Lamar Advertising Company (b)                           136,800      4,907,700
Lason Holdings, Inc. (b)                                 47,600      2,594,200
Outdoor Systems, Inc. (b)                               140,000      3,920,000
Pittston Company Brinks Group                           100,000      3,687,500
The Profit Recovery Group International, Inc. (b)       121,700      3,399,994
Rollins Truck Leasing Corporation                        83,250      1,030,219
The ServiceMaster Company                               105,000      3,996,563
Transcrypt International, Inc. (b)                      121,700        425,950
                                                                   -----------
                                                                    57,976,541
COMPUTER - MAINFRAME 1.4%
International Business Machines Corporation              47,000      5,396,187

COMPUTER - PERIPHERAL EQUIPMENT 2.0%
Lexmark International Group, Inc. Class A (b)            60,000      3,660,000
Storage Technology Corporation (b)                       89,400      3,877,725
                                                                   -----------
                                                                     7,537,725
COMPUTER SERVICE 1.3%
Pierce Leahy Corporation (b)                            145,100      3,373,575
Sykes Enterprises, Inc. (b)                              70,000      1,404,375
                                                                   -----------
                                                                     4,777,950
COMPUTER SOFTWARE 1.0%
America Online, Inc. (b)                                 20,100      2,130,600
Computer Associates International, Inc.                  30,050      1,669,653
                                                                   -----------
                                                                     3,800,253
CONSUMER - MISCELLANEOUS 2.7%
Equity Corporation International (b)                    331,800      7,963,200
Service Corporation International                        52,600      2,255,225
                                                                   -----------
                                                                    10,218,425
ELECTRICAL EQUIPMENT 2.1%
Berg Electronics Corporation (b)                        399,000      7,805,437

ELECTRONIC PRODUCTS - MISCELLANEOUS 1.3%
Rayovac Corporation (b)                                 208,375      4,727,507

FINANCE - MISCELLANEOUS 0.9%
American Express Company                                 21,000      2,394,000
NOVA Corporation (b)                                     26,600        950,950
                                                                   -----------
                                                                     3,344,950
HEALTHCARE - DRUG/DIVERSIFIED 0.9%
Halsey Drug Company, Inc. (b) (f)                       535,650      1,272,169
Halsey Drug Company, Inc. (Acquired 10/01/96;
  Cost $9,165) (b) (d) (f)                                2,820          6,034
Jones Medical Industries, Inc.                           35,000      1,159,375
Pfizer, Inc.                                             10,000      1,086,875
                                                                   -----------
                                                                     3,524,453
HEALTHCARE - INSTRUMENTATION 1.2%
Arterial Vascular Engineering, Inc. (b)                  49,000      1,751,750
Datascope Corporation (b)                                35,000        929,688
Medtronic, Inc.                                          30,000      1,912,500
                                                                   -----------
                                                                     4,593,938
HEALTHCARE - MEDICAL SUPPLY 6.2%
Cohr, Inc. (b) (f)                                      512,700      2,627,587
McKesson Corporation                                     23,000      1,868,750
PSS World Medical, Inc. (b)                             230,000      3,363,750
Henry Schein, Inc. (b)                                   92,150      4,250,419
Steris Corporation (b)                                   12,400        788,563
Sybron International Corporation (b)                    411,300     10,385,325
                                                                   -----------
                                                                    23,284,394
HEALTHCARE - PATIENT CARE 1.8%
Compdent Corporation (b)                                150,300      2,348,437
Kendle International, Inc. (b)                           70,700      2,138,675
United Dental Care, Inc. (b)                            125,500      2,419,797
                                                                   -----------
                                                                     6,906,909
HEALTHCARE - PRODUCT 1.1%
Cytyc Corporation (b)                                   128,200      2,091,263
Sabratek Corporation (b)                                 98,800      2,247,700
                                                                   -----------
                                                                     4,338,963
INSURANCE - LIFE 0.2%
Torchmark Corporation                                    20,000        915,000

INSURANCE - PROPERTY & CASUALTY 2.0%
MGIC Investment Corporation                             135,400      7,726,262

LEISURE PRODUCT 3.4%
Action Performance Companies, Inc. (b)                  175,000      5,632,812
Harley-Davidson, Inc.                                   118,000      4,572,500
SCP Pool Corporation (b)                                105,900      2,594,550
                                                                   -----------
                                                                    12,799,862

-------------------------------------------------------------------------------
===============================================================================
                       STRONG DISCOVERY FUND (CONTINUED)
===============================================================================
                                                      Shares or
                                                      Principal      Value
                                                       Amount      (Note 2)
-------------------------------------------------------------------------------
LEISURE SERVICE 3.1%
American Skiing Company (b)                             170,100   $  2,211,300
Bally Total Fitness Holding Corporation (b)             150,000      5,400,000
Candlewood Hotel Company, Inc. (b)                       20,900        156,750
International Game Technology                           103,800      2,517,150
Promus Hotel Corporation (b)                             37,582      1,446,907
                                                                  ------------
                                                                    11,732,107
MACHINE TOOL 0.8%
Applied Power, Inc.                                      84,000      2,887,500

MACHINERY - TRANSPORTATION EQUIPMENT & PARTS 0.2%
Dana Corporation                                         13,200        706,200

MEDIA - PUBLISHING 0.4%
Harcourt General, Inc.                                   16,100        957,950
School Specialty, Inc. (b)                               45,200        740,150
                                                                  ------------
                                                                     1,698,100
MEDIA - RADIO/TV 3.5%
Chancellor Media Corporation (b)                         84,000      4,171,125
Clear Channel Communications, Inc. (b)                   65,150      7,109,494
Viacom International, Inc. (b)                           33,000      1,922,250
                                                                  ------------
                                                                    13,202,869
OFFICE AUTOMATION 1.6%
Global Imaging Systems, Inc. (b)                        176,000      2,464,000
Xerox Corporation                                        34,900      3,546,713
                                                                  ------------
                                                                     6,010,713
OIL - NORTH AMERICAN EXPLORATION & PRODUCTION 2.5%
Ocean Energy, Inc. (b)                                  205,104      4,012,347
Union Pacific Resources Group, Inc.                     314,000      5,514,625
                                                                  ------------
                                                                     9,526,972
OIL - NORTH AMERICAN INTEGRATED 0.7%
Transmontaigne Oil Company (b)                          172,200      2,561,475

OIL WELL EQUIPMENT & SERVICE 1.7%
ENSCO International, Inc.                                51,100        887,863
Marine Drilling Companies, Inc. (b)                     153,100      2,449,600
Noble Drilling Corporation (b)                          135,000      3,248,437
                                                                  ------------
                                                                     6,585,900
PERSONAL & COMMERCIAL LENDING 7.4%
Associates First Capital Corporation                    182,400     14,022,000
Beneficial Corporation                                   90,700     13,894,106
                                                                  ------------
                                                                    27,916,106
POLLUTION CONTROL 3.1%
Superior Services, Inc. (b)                             145,800      4,383,113
Waste Management, Inc.                                  205,000      7,175,000
                                                                  ------------
                                                                    11,558,113
RAILROAD 1.3%
Burlington Northern Santa Fe Corporation                 50,600      4,968,287

REAL ESTATE 1.7%
Sunstone Hotel Investors, Inc.                          484,850      6,454,566

RETAIL - DRUG STORE 0.7%
Rite Aid Corporation                                     66,400      2,494,150

RETAIL - FOOD CHAIN 0.3%
US Foodservice (b)                                       27,900        978,244

RETAIL - RESTAURANT 2.1%
PJ America, Inc. (b)                                    100,600      1,835,950
Papa John's International, Inc. (b)                      31,100      1,226,506
Rainforest Cafe, Inc. (b)                               347,250      4,818,094
                                                                  ------------
                                                                     7,880,550
RETAIL - SPECIALTY 10.5%
Black Box Corporation (b)                               134,000      4,447,125
Central Garden & Pet Company (b)                        283,000      8,808,375
Fastenal Company                                          7,400        343,638
MSC Industrial Direct Company, Inc. Class A (b)         122,400      3,488,400
Movie Gallery, Inc. (b)                                 619,825      4,493,731
Pier 1 Imports, Inc.                                     56,300      1,344,163
Regis Corporation                                        65,600      1,939,300
Renters Choice, Inc. (b)                                183,100      5,195,462
Staples, Inc. (b)                                        95,000      2,749,062
United Stationers, Inc. (b)                              17,800      1,152,550
Wilmar Industries, Inc. (b)                             192,400      4,906,200
Zale Corporation (b)                                     20,000        636,250
                                                                  ------------
                                                                    39,504,256
SAVINGS & LOAN 0.9%
TCF Financial Corporation                               109,775      3,238,363

SHOE & APPAREL MANUFACTURING 0.1%
Rocky Shoes & Boots, Inc. (b)                            26,200        373,350

TELECOMMUNICATION SERVICE 1.3%
Davel Communications Group, Inc. (b)                     59,300      1,445,437
MediaOne Group, Inc. (b)                                 17,000        746,938
WorldCom, Inc. (b)                                       52,400      2,538,125
                                                                  ------------
                                                                     4,730,500
TOBACCO 0.6%
800-JR CIGAR, Inc. (b)                                   63,800      1,260,050
Philip Morris Companies, Inc.                            30,000      1,181,250
                                                                  ------------
                                                                     2,441,300
TRANSPORTATION SERVICE 1.0%
Hub Group, Inc. Class A (b)                             169,900      3,589,138
------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $310,876,775)                            346,800,665
------------------------------------------------------------------------------

WARRANTS 0.0%
Halsey Drug Company, Inc. Warrants, Expire
  12/26/01 (Acquired 7/21/97; Cost $0) (b) (d) (f)       21,429         12,215
------------------------------------------------------------------------------
TOTAL WARRANTS (COST $0)                                                12,215
------------------------------------------------------------------------------

CONVERTIBLE BONDS 0.1%
Halsey Drug Company, Inc. Subordinated
  Debentures, 10.00%, Due 8/06/01
  (Acquired 8/05/96; Cost $587,550) (d) (f)         $   600,000        394,614
------------------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS (COST $591,544)                                394,614
------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 7.8%
COMMERCIAL PAPER 0.2%
INTEREST BEARING, DUE UPON DEMAND
American Family Financial Services, Inc., 5.25%             100            100
General Mills, Inc., 5.26%                              422,100        422,100
Johnson Controls, Inc., 5.26%                           371,800        371,800
                                                                  ------------
                                                                       794,000
REPURCHASE AGREEMENTS 7.3%
Barclays Capital, Inc., (Dated 6/30/98), 5.50%, Due
  7/01/98 (Repurchase proceeds $27,604,217);
  Collateralized by: $27,500,000 United States
  Treasury Notes, 8.875%, Due 11/15/98 (Market
  Value $28,155,460) (e)                             27,600,000     27,600,000

SCHEDULES OF INVESTMENTS IN SECURITIES (CONTINUED)    JUNE 30, 1998 (UNAUDITED)
-------------------------------------------------------------------------------
===============================================================================
                       STRONG DISCOVERY FUND (CONTINUED)
===============================================================================
                                                      Shares or
                                                      Principal      Value
                                                       Amount      (Note 2)
-------------------------------------------------------------------------------
UNITED STATES GOVERNMENT ISSUES 0.3%
United States Treasury Bills:
  Due 9/10/98 (c)                                      $840,000   $    831,882
  Due 10/15/98                                          335,000        330,088
                                                                  ------------
                                                                     1,161,970
------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (COST $29,555,818)                     29,555,970
------------------------------------------------------------------------------

------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (COST $341,024,137) 99.9%          376,763,464
Other Assets and Liabilities, Net 0.1%                                 230,089
------------------------------------------------------------------------------
NET ASSETS 100.0%                                                 $376,993,553
==============================================================================


FUTURES
-------------------------------------------------------------------------------
                                               Underlying
                               Expiration      Face Amount       Unrealized
                                  Date          at Value        Depreciation
-------------------------------------------------------------------------------
Purchased:
105 S&P 500                       9/98         $30,003,750         $34,715


===============================================================================
                              STRONG GROWTH FUND
===============================================================================
                                                      Shares or
                                                      Principal      Value
                                                       Amount      (Note 2)
-------------------------------------------------------------------------------
COMMON STOCKS 97.2%
AIRLINE 1.1%
Midwest Express Holdings, Inc. (b)                      525,000   $ 18,998,438

BANK - REGIONAL 0.9%
Northern Trust Company                                  125,000      9,531,250
US Bancorp                                              125,000      5,375,000
                                                                  ------------
                                                                    14,906,250
BEVERAGE - SOFT DRINK 1.1%
The Coca-Cola Company                                   225,000     19,237,500

BROKERAGE & INVESTMENT MANAGEMENT 1.5%
Lehman Brothers Holdings, Inc.                          100,000      7,756,250
Morgan Stanley, Dean Witter & Company                   200,000     18,275,000
                                                                  ------------
                                                                    26,031,250
COMMERCIAL SERVICE 7.8%
Accustaff, Inc. (b)                                     350,000     10,937,500
Lamar Advertising Company (b)                           265,000      9,506,875
Lason Holdings, Inc. (b)                                 39,500      2,152,750
Outdoor Systems, Inc. (b)                               900,000     25,200,000
Paychex, Inc.                                           575,000     23,395,312
Robert Half International, Inc. (b)                     600,000     33,525,000
Romac International, Inc. (b)                           726,000     22,052,250
Snyder Communications, Inc. (b)                         110,000      4,840,000
                                                                  ------------
                                                                   131,609,687
COMPUTER - PERSONAL & WORKSTATION 1.0%
Dell Computer Corporation (b)                           175,000     16,242,188

COMPUTER SERVICE 2.3%
Cambridge Technology Partners, Inc. (b)                 250,000     13,656,250
Envoy Corporation (b)                                   100,000      4,737,500
Fiserv, Inc. (b)                                        300,000     12,740,625
Information Management Resources, Inc. (b)              100,000      3,381,250
Sykes Enterprises, Inc. (b)                             265,000      5,316,562
                                                                  ------------
                                                                    39,832,187
COMPUTER SOFTWARE 18.5%
America Online, Inc. (b)                                250,000     26,500,000
Ascend Communications, Inc. (b)                         550,000     27,259,375
BMC Software, Inc. (b)                                  175,000      9,089,063
CBT Group PLC Sponsored ADR (b)                         475,000     25,412,500
Cisco Systems, Inc. (b)                                 425,000     39,126,562
Citrix Systems, Inc. (b)                                225,000     15,384,375
Compuware Corporation (b)                               275,000     14,059,375
J.D. Edwards & Company (b)                              125,000      5,367,187
FORE Systems, Inc. (b)                                  350,000      9,275,000
HBO & Company                                           900,000     31,725,000
Keane, Inc. (b)                                          74,100      4,149,600
Legato Systems, Inc. (b)                                225,000      8,775,000
Microsoft Corporation (b)                               400,000     43,350,000
Network Associates, Inc. (b)                            200,000      9,575,000
PeopleSoft, Inc. (b)                                    225,000     10,575,000
Saville Systems PLC Sponsored ADR (b)                   325,000     16,290,625
Visio Corporation (b)                                   375,000     17,906,250
                                                                  ------------
                                                                   313,819,912
DIVERSIFIED OPERATIONS 1.7%
Monsanto Company                                        275,000     15,365,625
Tyco International, Ltd.                                225,000     14,175,000
                                                                  ------------
                                                                    29,540,625
ELECTRICAL EQUIPMENT 2.4%
General Electric Company                                450,000     40,950,000

ELECTRONICS - SEMICONDUCTOR/COMPONENT 1.8%
Uniphase Corporation (b)                                375,000     23,542,969
Vitesse Semiconductor Corporation (b)                   250,000      7,718,750
                                                                  ------------
                                                                    31,261,719
FINANCE - MISCELLANEOUS 1.2%
American Express Company                                175,000     19,950,000

FOOD 0.3%
American Italian Pasta Company (b)                      150,000      5,587,500

HEALTHCARE - DRUG/DIVERSIFIED 7.0%
Bristol-Myers Squibb Company                            150,000     17,240,625
Elan Corporation PLC ADR (b)                            300,000     19,293,750
Pfizer, Inc.                                            320,000     34,780,000
Schering-Plough Corporation                             275,000     25,196,875
Warner-Lambert Company                                  255,000     17,690,625
Watson Pharmaceuticals, Inc. (b)                        100,000      4,668,750
                                                                  ------------
                                                                   118,870,625
HEALTHCARE - INSTRUMENTATION 1.2%
Medtronic, Inc.                                         325,000     20,718,750

HEALTHCARE - MEDICAL SUPPLY 3.5%
Cardinal Health, Inc.                                   200,000     18,750,000
McKesson Corporation                                    400,000     32,500,000
Sybron International Corporation (b)                    300,000      7,575,000
                                                                  ------------
                                                                    58,825,000
HEALTHCARE - PATIENT CARE 1.2%
Boron, LePore & Associates, Inc. (b)                    150,000      5,700,000
Parexel International Corporation (b)                   100,000      3,637,500
Quintiles Transnational Corporation (b)                 125,000      6,148,438
Total Renal Care Holdings, Inc. (b)                     150,000      5,175,000
                                                                  ------------
                                                                    20,660,938
HEALTHCARE - PRODUCT 0.4%
Guidant Corporation                                     100,000      7,131,250

INSURANCE - DIVERSIFIED 1.6%
Travelers Group, Inc.                                   450,000     27,281,250

-------------------------------------------------------------------------------
===============================================================================
                        STRONG GROWTH FUND (CONTINUED)
===============================================================================
                                                      Shares or
                                                      Principal      Value
                                                       Amount      (Note 2)
-------------------------------------------------------------------------------
INSURANCE - PROPERTY & CASUALTY 1.0%
American International Group, Inc.                       75,000 $   10,950,000
MGIC Investment Corporation                             100,000      5,706,250
                                                                --------------
                                                                    16,656,250
LEISURE SERVICE 1.1%
Carnival Corporation                                    450,000     17,831,250

MEDIA - PUBLISHING 1.0%
Time Warner, Inc.                                       200,000     17,087,500

MEDIA - RADIO/TV 3.8%
Chancellor Media Corporation (b)                        175,000      8,689,844
Clear Channel Communications, Inc. (b)                  200,000     21,825,000
Heftel Broadcasting Corporation Class A (b)             200,000      8,950,000
Jacor Communications, Inc. (b)                          100,000      5,900,000
Tele-Communications, Inc. Liberty Media Group
  Series A (b)                                          350,000     13,584,375
Viacom International, Inc. (b)                          100,000      5,825,000
                                                                --------------
                                                                    64,774,219
MORTGAGE & RELATED SERVICE 1.4%
Federal Home Loan Mortgage Corporation                  300,000     14,118,750
Federal National Mortgage Association                   150,000      9,112,500
                                                                --------------
                                                                    23,231,250
OIL WELL EQUIPMENT & SERVICE 0.5%
Camco International, Inc.                               110,000      8,566,250

PERSONAL & COMMERCIAL LENDING 1.9%
Associates First Capital Corporation                    175,000     13,453,125
Beneficial Corporation                                   25,000      3,829,687
Household International, Inc.                           300,000     14,925,000
                                                                --------------
                                                                    32,207,812
REAL ESTATE 0.4%
Patriot American Hospitality, Inc.                      250,000      5,984,375

RETAIL - DEPARTMENT STORE 4.1%
Kohl's Corporation (b)                                1,250,000     64,843,750
Fred Meyer, Inc. (b)                                    100,000      4,250,000
                                                                --------------
                                                                    69,093,750
RETAIL - DISCOUNT & VARIETY 2.1%
Dollar Tree Stores, Inc. (b)                            825,000     33,515,625
99 Cents Only Stores (b)                                 39,000      1,618,500
                                                                --------------
                                                                    35,134,125
RETAIL - DRUG STORE 2.0%
CVS Corporation                                         420,000     16,353,750
Walgreen Company                                        445,000     18,384,062
                                                                --------------
                                                                    34,737,812
RETAIL - FOOD CHAIN 1.3%
Safeway, Inc. (b)                                       525,000     21,360,938

RETAIL - MAJOR CHAIN 2.6%
Dayton Hudson Corporation                               330,000     16,005,000
Wal-Mart Stores, Inc.                                   450,000     27,337,500
                                                                --------------
                                                                    43,342,500
RETAIL - RESTAURANT 1.6%
Outback Steakhouse, Inc. (b)                            225,000      8,775,000
Starbucks Corporation (b)                               350,000     18,703,125
                                                                --------------
                                                                    27,478,125
RETAIL - SPECIALTY 7.0%
Best Buy Company, Inc. (b)                              200,000      7,225,000
Gap, Inc.                                               220,000     13,557,500
The Home Depot, Inc.                                    225,000     18,689,063
Lowe's Companies, Inc.                                  950,000     38,534,375
Michaels Stores, Inc. (b)                               100,000      3,528,125
Office Depot, Inc. (b)                                  225,000      7,101,562
Stage Stores, Inc. (b)                                  350,000     15,837,500
Staples, Inc. (b)                                       500,000     14,468,750
                                                                --------------
                                                                   118,941,875
SAVINGS & LOAN 0.8%
TCF Financial Corporation                               300,000      8,850,000
Washington Mutual, Inc.                                 125,000      5,429,688
                                                                --------------
                                                                    14,279,688
SOAP & CLEANING PREPARATION 0.7%
The Procter & Gamble Company                            125,000     11,382,813

TELECOMMUNICATION EQUIPMENT 5.4%
Advanced Fibre Communications, Inc. (b)                 325,000     13,020,312
CIENA Corporation (b)                                   185,000     12,880,625
Lucent Technologies, Inc.                               380,000     31,611,250
RELTEC Corporation (b)                                  225,000     10,125,000
Tellabs, Inc. (b)                                       325,000     23,278,125
                                                                --------------
                                                                    90,915,312
TELECOMMUNICATION SERVICE 2.0%
Intermedia Communications, Inc. (b)                     200,000      8,387,500
WorldCom, Inc. (b)                                      540,000     26,156,250
                                                                --------------
                                                                    34,543,750
------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $1,169,321,841)                        1,649,004,663
------------------------------------------------------------------------------

CONVERTIBLE PREFERRED STOCKS 0.0%
Crystal Dynamics, Inc. Series D (Acquired 7/07/95;
  Cost $1,000,005) (b) (d)                              133,334        400,002
------------------------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS (COST $1,000,005)                   400,002
------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 3.6%
COMMERCIAL PAPER 0.0%
INTEREST BEARING, DUE UPON DEMAND
General Mills, Inc., 5.26%                          $       100            100

REPURCHASE AGREEMENTS 3.5%
Cantor Fitzgerald & Company, Inc. (Dated 6/30/98),
  5.68%, Due 7/01/98 (Repurchase proceeds
  $59,509,388); Collateralized by: $29,185,000
  United States Treasury Bonds, 5.875%, Due
  3/31/99 (Market Value $29,659,256) and
  $23,963,000 United States Treasury Bonds,
  8.00%, Due 11/15/21 (Market Value $31,032,085)     59,500,000     59,500,000

UNITED STATES GOVERNMENT ISSUES 0.1%
United States Treasury Bills, Due 8/06/98             1,492,575      1,492,695
------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (COST $60,992,675)                     60,992,795
------------------------------------------------------------------------------

------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (COST $1,231,314,527) 100.8%     1,710,397,460
Other Assets and Liabilities, Net (0.8%)                           (14,380,225)
------------------------------------------------------------------------------
NET ASSETS 100.0%                                               $1,696,017,235
==============================================================================

SCHEDULES OF INVESTMENTS IN SECURITIES (CONTINUED)    JUNE 30, 1998 (UNAUDITED)
-------------------------------------------------------------------------------
===============================================================================
                        STRONG GROWTH FUND (CONTINUED)
===============================================================================


-------------------------------------------------------------------------------
WRITTEN OPTIONS ACTIVITY
-------------------------------------------------------------------------------

                                                        Contracts    Premiums
-------------------------------------------------------------------------------
Options outstanding at beginning of period                   --     $       --
Options written during the period                         7,250      3,797,028
Options closed                                           (6,600)    (3,010,879)
Options expired                                              --             --
Options exercised                                            --             --
                                                          -----     ----------
Options outstanding at end of period                        650     $  786,149
                                                          =====     ==========
Closed options resulted in a capital loss of $338,161.


WRITTEN OPTIONS DETAIL
-------------------------------------------------------------------------------
                                                                      Value
                                                     Contracts       (Note 2)
-------------------------------------------------------------------------------
Pfizer, Inc. (Strike Price is $100.00. Expiration
date is 8/21/98. Premiums Received $786,149.)           650         ($715,000)


===============================================================================
                             STRONG GROWTH 20 FUND
===============================================================================
                                                      Shares or
                                                      Principal        Value
                                                       Amount        (Note 2)
-------------------------------------------------------------------------------
COMMON STOCKS 95.9%
COMMERCIAL SERVICE 13.0%
Paychex, Inc.                                            40,000    $ 1,627,500
Robert Half International, Inc. (b)                      50,000      2,793,750
Romac International, Inc. (b)                            95,000      2,885,625
                                                                   -----------
                                                                     7,306,875
COMPUTER - PERSONAL & WORKSTATION 2.0%
Dell Computer Corporation (b)                            12,000      1,113,750

COMPUTER SOFTWARE 23.8%
America Online, Inc. (b)                                 15,000      1,590,000
Ascend Communications, Inc. (b)                          57,000      2,825,062
CBT Group PLC Sponsored ADR (b)                          35,000      1,872,500
Cisco Systems, Inc. (b)                                  25,000      2,301,563
Citrix Systems, Inc. (b)                                 25,000      1,709,375
HBO & Company                                            50,000      1,762,500
Saville Systems PLC Sponsored ADR (b)                    25,000      1,253,125
                                                                   -----------
                                                                    13,314,125
DIVERSIFIED OPERATIONS 2.2%
Monsanto Company                                         22,000      1,229,250

FINANCE - MISCELLANEOUS 3.1%
Metris Companies, Inc.                                   27,000      1,721,250

FOOD 4.6%
American Italian Pasta Company (b)                       69,000      2,570,250

HEALTHCARE - DRUG/DIVERSIFIED 6.8%
Pfizer, Inc.                                             20,000      2,173,750
Warner-Lambert Company                                   24,000      1,665,000
                                                                   -----------
                                                                     3,838,750
HEALTHCARE - MEDICAL SUPPLY 4.8%
McKesson Corporation                                     33,000      2,681,250

INSURANCE - DIVERSIFIED 2.2%
Travelers Group, Inc.                                    20,000      1,212,500

RETAIL - DEPARTMENT STORE 7.7%
Kohl's Corporation (b)                                   83,000      4,305,625

RETAIL - DISCOUNT & VARIETY 5.4%
Dollar Tree Stores, Inc. (b)                             75,000      3,046,875

RETAIL - FOOD CHAIN 5.1%
Safeway, Inc. (b)                                        70,000      2,848,125

RETAIL - SPECIALTY 4.6%
Lowe's Companies, Inc.                                   64,000      2,596,000

TELECOMMUNICATION EQUIPMENT 7.8%
Advanced Fibre Communications, Inc. (b)                  30,000      1,201,875
RELTEC Corporation (b)                                   30,000      1,350,000
Tellabs, Inc. (b)                                        25,000      1,790,625
                                                                   -----------
                                                                     4,342,500
TELECOMMUNICATION SERVICE 2.8%
WorldCom, Inc. (b)                                       33,000      1,598,438
------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $44,647,556)                              53,725,563
------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 4.3%
COMMERCIAL PAPER 0.4%
INTEREST BEARING, DUE UPON DEMAND
Johnson Controls, Inc., 5.26%                       $  230,600         230,600
Warner-Lambert Company, 5.25%                              100             100
                                                                   -----------
                                                                       230,700
REPURCHASE AGREEMENTS 3.7%
Barclays Capital, Inc. (Dated 6/30/98), 8.875%,
  Due 7/01/98 (Repurchase proceeds $2,100,321);
  Collateralized by: $2,095,000 United States
  Treasury Notes, Due 11/15/98 (Market Value
  $2,150,053) (e)                                    2,100,000       2,100,000

UNITED STATES GOVERNMENT ISSUES 0.2%
United States Treasury Bills, Due 8/06/98               99,505          99,513
------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (COST $2,430,205)                       2,430,213
------------------------------------------------------------------------------

------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (COST $47,077,761) 100.2%           56,155,776
Other Assets and Liabilities, Net (0.2%)                              (128,512)
------------------------------------------------------------------------------
NET ASSETS 100.0%                                                  $56,027,264
==============================================================================


WRITTEN OPTIONS ACTIVITY
-------------------------------------------------------------------------------

                                                     Contracts       Premiums
-------------------------------------------------------------------------------
Options outstanding at beginning of period                --         $     --
Options written during the period                      1,530          883,260
Options closed                                        (1,480)        (822,787)
Options expired                                           --               --
Options exercised                                         --               --
                                                       -----         --------
Options outstanding at end of period                      50         $ 60,473
                                                       =====         ========
Closed options resulted in a capital gain of $70,642.


WRITTEN OPTIONS DETAIL
-------------------------------------------------------------------------------
                                                                      Value
                                                     Contracts       (Note 2)
-------------------------------------------------------------------------------
Pfizer, Inc. (Strike Price is $100.00. Expiration
date is 8/21/98. Premiums Received $60,473.)             50          ($55,000)

-------------------------------------------------------------------------------
===============================================================================
                              STRONG MID CAP FUND
===============================================================================
                                                      Shares or
                                                      Principal         Value
                                                       Amount         (Note 2)
-------------------------------------------------------------------------------
COMMON STOCKS 90.5%
AEROSPACE & DEFENSE 1.7%
Kellstrom Industries, Inc. (b)                          13,500      $  391,078

COMMERCIAL SERVICE 1.6%
Outdoor Systems, Inc. (b)                                8,925         249,900
RemedyTemp, Inc. Class A (b)                             3,700         107,531
                                                                    ----------
                                                                       357,431
COMPUTER - PERIPHERAL EQUIPMENT 1.1%
Storage Technology Corporation (b)                        5,800        251,575

COMPUTER SERVICE 6.4%
American Management Systems, Inc. (b)                    7,500         224,531
Fiserv, Inc. (b)                                         5,250         222,961
National Data Corporation                                5,300         231,875
Shared Medical Systems Corporation                       7,000         514,063
Systems & Computer Technology Corporation (b)            8,800         237,600
                                                                    ----------
                                                                     1,431,030
COMPUTER SOFTWARE 14.2%
America Online, Inc. (b)                                 3,300         349,800
Ascend Communications, Inc. (b)                          5,400         267,638
CBT Group PLC Sponsored ADR (b)                          5,600         299,600
Cadence Design Systems, Inc. (b)                         4,300         134,375
Citrix Systems, Inc. (b)                                 3,300         225,638
Compuware Corporation (b)                                8,400         429,450
J.D. Edwards & Company (b)                               6,300         270,506
FORE Systems, Inc. (b)                                  10,300         272,950
IDX Systems Corporation (b)                              5,200         239,525
Platinum Technology, Inc. (b)                           12,000         342,750
Saville Systems PLC Sponsored ADR (b)                    1,900          95,237
Veritas Software Corporation (b)                         6,600         273,075
                                                                    ----------
                                                                     3,200,544
COMPUTER SYSTEMS 1.0%
Policy Management Systems Corporation (b)                5,600         219,800

COSMETIC & PERSONAL CARE 2.8%
General Nutrition Companies, Inc. (b)                    9,400         292,575
Rexall Sundown, Inc. (b)                                 9,600         338,400
                                                                    ----------
                                                                       630,975
ELECTRONICS - SEMICONDUCTOR/COMPONENT 4.6%
Celestica, Inc. (b)                                      1,000          18,750
PMC-Sierra, Inc. (b)                                     5,100         239,062
Sanmina Corporation (b)                                  3,400         147,475
Uniphase Corporation (b)                                 5,500         345,297
Vitesse Semiconductor Corporation (b)                    9,400         290,225
                                                                    ----------
                                                                     1,040,809
FINANCE - MISCELLANEOUS 1.1%
Heller Financial, Inc. (b)                               8,600         258,000

FOOD 1.7%
International Home Foods, Inc. (b)                       7,900         179,725
Suiza Foods Corporation (b)                              3,200         191,000
                                                                    ----------
                                                                       370,725
HEALTHCARE - BIOMEDICAL/GENETIC 2.4%
Biogen, Inc. (b)                                         5,300         259,700
Medimmune, Inc. (b)                                      4,600         286,925
                                                                    ----------
                                                                       546,625
HEALTHCARE - DRUG/DIVERSIFIED 2.3%
Elan Corporation PLC ADR (b)                             3,800         244,387
Mylan Laboratories, Inc.                                 9,000         270,563
                                                                    ----------
                                                                       514,950
HEALTHCARE - INSTRUMENTATION 1.9%
Arterial Vascular Engineering, Inc. (b)                  4,900         175,175
IDEXX Laboratories, Inc. (b)                            10,200         253,725
                                                                    ----------
                                                                       428,900
HEALTHCARE - MEDICAL SUPPLY 3.5%
Becton, Dickinson & Company                              3,500         271,688
Safeskin Corporation (b)                                 5,800         238,525
Steris Corporation (b)                                   4,300         273,453
                                                                    ----------
                                                                       783,666
HEALTHCARE - PATIENT CARE 4.7%
Covance, Inc. (b)                                       15,000         337,500
Renal Care Group, Inc. (b)                               3,900         171,844
Total Renal Care Holdings, Inc. (b)                      4,400         151,800
United Healthcare Corporation (b)                        3,400         215,900
Universal Health Services, Inc. Class B (b)              2,900         169,287
                                                                    ----------
                                                                     1,046,331
HOUSEHOLD APPLIANCES & FURNISHINGS 1.1%
Pillowtex Corporation                                    6,200         248,775

INSURANCE - PROPERTY & CASUALTY 0.7%
AMBAC, Inc.                                              2,600         152,100

LEISURE SERVICE 1.5%
Royal Caribbean Cruises, Ltd.                            4,200         333,900

MEDIA - RADIO/TV 2.4%
Heftel Broadcasting Corporation Class A (b)              5,700         255,075
Sinclair Broadcast Group, Inc. Class A (b)               9,600         276,000
                                                                    ----------
                                                                       531,075
OFFICE AUTOMATION 1.7%
Global Imaging Systems, Inc. (b)                        27,000         378,000

OIL - NORTH AMERICAN EXPLORATION & PRODUCTION 3.1%
Cross Timber Oil Company                                25,000         476,563
EEX Corporation (b)                                     23,900         224,062
                                                                    ----------
                                                                       700,625
OIL WELL EQUIPMENT & SERVICE 0.7%
Global Industries, Ltd. (b)                              9,900         167,063

PERSONAL & COMMERCIAL LENDING 1.3%
Franchise Mortgage Acceptance Company (b)               11,300         294,506

POLLUTION CONTROL 1.6%
Allied Waste Industries, Inc. (b)                        8,500         204,000
Newpark Resources, Inc. (b)                             13,300         147,963
                                                                    ----------
                                                                       351,963
REAL ESTATE 4.4%
Apartment Investment & Management Company
  Class A                                               10,000         395,000
Highwoods Properties, Inc.                              12,000         387,750
Trammell Crow Company (b)                                6,300         210,656
                                                                    ----------
                                                                       993,406
RETAIL - DEPARTMENT STORE 2.4%
Family Dollar Stores, Inc.                              16,500         305,250
Proffitts, Inc. (b)                                      5,600         226,100
                                                                    ----------
                                                                       531,350
RETAIL - DISCOUNT & VARIETY 1.6%
Dollar Tree Stores, Inc. (b)                             8,925         362,578

RETAIL - FOOD CHAIN 0.6%
Whole Foods Marketing, Inc. (b)                          2,300         139,150

SCHEDULES OF INVESTMENTS IN SECURITIES (CONTINUED)    JUNE 30, 1998 (UNAUDITED)
-------------------------------------------------------------------------------
===============================================================================
                        STRONG MID CAP FUND (CONTINUED)
===============================================================================
                                                      Shares or
                                                      Principal        Value
                                                       Amount        (Note 2)
-------------------------------------------------------------------------------
RETAIL - SPECIALTY 9.6%
Abercrombie & Fitch Company Class A (b)                  5,900     $   259,600
Barnes & Noble, Inc. (b)                                 6,200         232,112
Borders Group, Inc. (b)                                  3,200         118,400
Brylane, Inc. (b)                                        6,300         289,800
Ethan Allen Corporation                                  4,900         244,694
Fingerhut Companies, Inc.                                8,100         267,300
Furniture Brands International, Inc. (b)                 5,800         162,762
The Men's Wearhouse, Inc. (b)                            5,850         193,050
Stage Stores, Inc. (b)                                   5,800         262,450
Williams-Sonoma, Inc. (b)                                3,800         120,887
                                                                   -----------
                                                                     2,151,055
TELECOMMUNICATION EQUIPMENT 3.1%
Advanced Fibre Communications, Inc. (b)                  6,100         244,381
Comverse Technology, Inc. (b)                            4,500         233,438
Tekelec (b)                                              5,000         223,750
                                                                   -----------
                                                                       701,569
TELECOMMUNICATION SERVICE 3.7%
IDT Corporation (b)                                      3,000          90,188
NEXTLINK Communications, Inc. (b)                        4,800         181,800
RSL Communications, Ltd. Class A (b)                     8,200         246,000
SkyTel Communications, Inc. (b)                         13,300         311,303
                                                                   -----------
                                                                       829,291
------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $16,669,055)                              20,338,845
------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 9.9%
COMMERCIAL PAPER 4.1%
INTEREST BEARING, DUE UPON DEMAND
American Family Financial Services, Inc., 5.25%     $      100             100
General Mills, Inc., 5.26%                             151,100         151,100
Johnson Controls, Inc., 5.26%                          507,700         507,700
Pitney Bowes Credit Corporation, 5.26%                 258,300         258,300
                                                                   -----------
                                                                       917,200
REPURCHASE AGREEMENTS 5.8%
Barclays Capital, Inc. (Dated 6/30/98), 5.50%,
  Due 7/01/98 (Repurchase proceeds $1,300,199);
  Collateralized by:  $1,300,000 United States
  Treasury Notes, 8.875%, Due 11/15/98 (Market
  Value $1,330,984) (e)                              1,300,000       1,300,000
------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (COST $2,217,200)                       2,217,200
------------------------------------------------------------------------------

------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (COST $18,886,255) 100.4%           22,556,045
Other Assets and Liabilities, Net (0.4%)                               (81,501)
------------------------------------------------------------------------------
NET ASSETS 100.0%                                                  $22,474,544
==============================================================================


===============================================================================
                            STRONG OPPORTUNITY FUND
===============================================================================
                                                      Shares or
                                                      Principal       Value
                                                       Amount       (Note 2)
-------------------------------------------------------------------------------
COMMON STOCKS 87.1%
AIRLINE 0.1%
Air New Zealand, Ltd. Class B                         2,358,000    $ 2,530,342

AUTO & TRUCK PARTS 1.6%
The Goodyear Tire & Rubber Company                      167,700     10,806,169
Magna International, Inc. Class A                       361,000     24,773,625
                                                                   -----------
                                                                    35,579,794
BANK - MONEY CENTER 4.2%
Banca di Roma (b)                                     1,225,000      2,471,322
BankAmerica Corporation                                 325,000     28,092,188
Banque Nationale de Paris                                13,000      1,059,561
Chase Manhattan Corporation                             400,000     30,200,000
Nordbanken Holding AB                                   380,000      2,781,009
Toronto-Dominion Bank                                   600,000     27,270,869
                                                                   -----------
                                                                    91,874,949
BANK - SUPER REGIONAL 1.8%
Mellon Bank Corporation                                 195,000     13,576,875
Norwest Corporation                                     700,000     26,162,500
                                                                   -----------
                                                                    39,739,375
CHEMICAL - SPECIALTY 2.4%
Praxair, Inc.                                           554,000     25,934,125
Solutia, Inc.                                           935,000     26,822,813
                                                                   -----------
                                                                    52,756,938
COMPUTER - PERIPHERAL EQUIPMENT 3.1%
American Power Conversion Corporation (b)               975,000     29,250,000
Quantum Corporation (b)                               1,185,000     24,588,750
Seagate Technology, Inc. (b)                            543,000     12,930,188
                                                                   -----------
                                                                    66,768,938
COMPUTER - PERSONAL & WORKSTATION 2.6%
Hewlett-Packard Company                                 400,000     23,950,000
Sun Microsystems, Inc. (b)                              765,000     33,229,688
                                                                   -----------
                                                                    57,179,688
COMPUTER SOFTWARE 0.6%
Sybase, Inc. (b)                                      1,850,000     12,892,188

DIVERSIFIED OPERATIONS 1.5%
Whitman Corporation                                   1,440,000     33,030,000

ELECTRIC POWER 1.7%
NIPSCO Industries, Inc.                               1,298,000     36,344,000

ELECTRONIC PARTS DISTRIBUTION 1.3%
Arrow Electronics, Inc. (b)                             850,000     18,487,500
Marshall Industries (b)                                 371,300     10,117,925
                                                                   -----------
                                                                    28,605,425
ELECTRONIC PRODUCTS - MISCELLANEOUS 2.4%
AVX Corporation                                       1,274,000     20,463,625
General Motors Corporation Class H                      685,000     32,280,625
                                                                   -----------
                                                                    52,744,250
ELECTRONICS - SEMICONDUCTOR/COMPONENT 3.9%
KLA-Tencor Corporation (b)                            1,000,000     27,687,500
Solectron Corporation (b)                               680,000     28,602,500
Texas Instruments, Inc.                                 500,000     29,156,250
                                                                   -----------
                                                                    85,446,250
FOOD 4.6%
ConAgra, Inc.                                           990,000     31,370,625
Nestle SA Sponsored ADR                                 290,000     31,030,000
Unilever NV                                             460,000     36,311,250
                                                                   -----------
                                                                    98,711,875
HEALTHCARE - MEDICAL SUPPLY 1.1%
Sybron International Corporation (b)                    925,000     23,356,250

HEALTHCARE - PATIENT CARE 1.2%
United Healthcare Corporation (b)                       415,000     26,352,500

HOUSEHOLD APPLIANCES & FURNISHINGS 2.0%
Premark International, Inc.                             700,000     22,575,000
Rubbermaid, Inc.                                        620,000     20,576,250
                                                                   -----------
                                                                    43,151,250
HOUSING RELATED 1.3%
U.S. Industries, Inc.                                 1,095,000     27,101,250

-------------------------------------------------------------------------------
===============================================================================
                      STRONG OPPORTUNITY FUND (CONTINUED)
===============================================================================
                                                      Shares or
                                                      Principal      Value
                                                       Amount      (Note 2)
-------------------------------------------------------------------------------
INSURANCE - DIVERSIFIED 1.4%
CIGNA Corporation                                       435,000 $   30,015,000

INSURANCE - MULTI-LINE 0.1%
Skandia Forsakrings AB                                  170,000      2,424,470

INSURANCE - PROPERTY & CASUALTY 4.1%
ACE, Ltd.                                               745,000     29,055,000
American International Group, Inc.                      205,000     29,930,000
Hartford Financial Services Group, Inc.                 250,000     28,593,750
Scor                                                     35,000      2,214,569
                                                                --------------
                                                                    89,793,319
LEISURE SERVICE 0.5%
Gaylord Entertainment Company                           349,000     11,255,250

MEDIA - PUBLISHING 1.3%
The E.W. Scripps Company Class A                        528,000     28,941,000

MEDIA - RADIO/TV 8.6%
Cable & Wireless Communications PLC (b)                 511,000      5,171,271
Cable & Wireless Communications PLC
  Sponsored ADR (b)                                     600,000     30,000,000
Comcast Corporation Class A                             925,000     37,549,219
Cox Communications, Inc. Class A (b)                    779,300     37,747,344
Tele-Communications, Inc. Liberty Media Group
  Series A (b)                                        1,050,000     40,753,125
Tele-Communications, Inc. TCI Group Series A (b)        949,999     36,515,586
                                                                --------------
                                                                   187,736,545
NATURAL GAS DISTRIBUTION 2.9%
Columbia Gas Systems, Inc.                              495,000     27,534,375
Enron Corporation                                       670,000     36,221,875
                                                                --------------
                                                                    63,756,250
OIL - NORTH AMERICAN EXPLORATION & PRODUCTION 5.0%
Apache Corporation                                      780,000     24,570,000
Barrett Resources Corporation (b)                       670,000     25,083,125
Devon Energy Corporation                                660,000     23,058,750
Ocean Energy, Inc. (b)                                  724,200     14,167,162
Union Pacific Resources Group, Inc.                   1,230,000     21,601,875
                                                                --------------
                                                                   108,480,912
OIL - NORTH AMERICAN INTEGRATED 1.2%
USX-Marathon Group                                      729,000     25,013,812

OIL WELL EQUIPMENT & SERVICE 4.7%
Camco International, Inc.                               400,000     31,150,000
Cooper Cameron Corporation (b)                          472,800     24,112,800
EVI Weatherford, Inc. (b)                               660,800     24,532,200
R&B Falcon Corporation (b)                              946,000     21,403,250
                                                                --------------
                                                                   101,198,250
PERSONAL & COMMERCIAL LENDING 1.5%
Household International, Inc.                           630,000     31,342,500

PRECIOUS METAL/GEM/STONE 0.9%
Barrick Gold Corporation                              1,009,000     19,360,187

REAL ESTATE 1.8%
Ayala Land, Inc.                                      2,348,400        679,055
CarrAmerica Realty Corporation                          360,000     10,215,000
Prologis Trust                                        1,121,000     28,025,000
Shortland Properties, Ltd.                            2,513,625        846,991
                                                                --------------
                                                                    39,766,046
RETAIL - DEPARTMENT STORE 2.7%
Federated Department Stores, Inc. (b)                   555,000     29,865,937
May Department Stores Company                           420,000     27,510,000
                                                                --------------
                                                                    57,375,937
RETAIL - FOOD CHAIN 1.2%
The Kroger Company (b)                                  630,000     27,011,250

RETAIL - MAJOR CHAIN 3.1%
Kmart Corporation (b)                                 1,550,000     29,837,500
Sears Canada, Inc.                                      536,000      9,989,506
Toys 'R' Us, Inc. (b)                                 1,145,000     26,979,062
                                                                --------------
                                                                    66,806,068
RETAIL - SPECIALTY 1.6%
Cortefiel SA                                             45,000        982,469
Office Depot, Inc. (b)                                1,060,000     33,456,250
                                                                --------------
                                                                    34,438,719
TELECOMMUNICATION SERVICE 7.1%
AirTouch Communications, Inc. (b)                       560,000     32,725,000
MediaOne Group, Inc. (b)                                950,000     41,740,625
Omnipoint Corporation (b)                             1,250,000     28,671,875
Paging Network, Inc. (b)                              2,040,000     28,560,000
United States Cellular Corporation (b)                  736,000     22,632,000
                                                                --------------
                                                                   154,329,500
------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $1,402,923,554)                        1,893,210,277
------------------------------------------------------------------------------

PREFERRED STOCKS 0.4%
Henkel KGaA-Vorzug                                       63,000      6,219,512
Telecom Italia Spa                                      330,000      1,602,566
------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS (COST $4,798,195)                             7,822,078
------------------------------------------------------------------------------

CORPORATE BONDS 0.8%
Niagara Mohawk Power Corporation Senior
  Notes, Series B, 7.00%, Due 10/01/00             $ 17,450,000     17,537,250
------------------------------------------------------------------------------
TOTAL CORPORATE BONDS (COST $17,418,765)                            17,537,250
------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 11.5%
COMMERCIAL PAPER 0.0%
INTEREST BEARING, DUE UPON DEMAND
General Mills, Inc., 5.26%                              421,100        421,100
Johnson Controls, Inc., 5.26%                           793,900        793,900
Pitney Bowes Credit Corporation, 5.26%                   52,400         52,400
                                                                --------------
                                                                     1,267,400
REPURCHASE AGREEMENTS 11.5%
ABN-AMRO Chicago Corporation (Dated 6/30/98),
  5.75%, Due 7/01/98 (Repurchase proceeds
  $249,439,835); Collateralized by: $343,000,000
  United States Treasury Strips, Zero %, Due
  5/15/16 - 2/15/18 (Market Value $119,049,840)
  and $431,282,000 United States Treasury Strips,
  8.75%, Due 5/15/17 - 8/15/20 (Market Value
  $135,447,814) (e)                                 249,400,000    249,400,000
------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (COST $250,667,400)                   250,667,400
------------------------------------------------------------------------------

------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (COST $1,675,807,914) 99.8%      2,169,237,005
Other Assets and Liabilities, Net 0.2%                               4,130,971
------------------------------------------------------------------------------
NET ASSETS 100.0%                                               $2,173,367,976
==============================================================================

SCHEDULES OF INVESTMENTS IN SECURITIES (CONTINUED)    JUNE 30, 1998 (UNAUDITED)
-------------------------------------------------------------------------------
===============================================================================
                      STRONG OPPORTUNITY FUND (CONTINUED)
===============================================================================



-------------------------------------------------------------------------------
WRITTEN OPTIONS ACTIVITY
-------------------------------------------------------------------------------

                                                     Contracts       Premiums
-------------------------------------------------------------------------------
Options outstanding at beginning of period                --        $       --
Options written during the period                      7,070         3,501,693
Options closed                                        (1,500)         (916,063)
Options expired                                           --                --
Options exercised                                         --                --
                                                       -----        ----------
Options outstanding at end of period                   5,570        $2,585,630
                                                       =====        ==========
Closed options resulted in a capital gain of $429,608.


WRITTEN OPTIONS DETAIL
-------------------------------------------------------------------------------
                                                                      Value
                                                        Contracts    (Note 2)
-------------------------------------------------------------------------------
AirTouch Communications, Inc. (Strike Price is $50.00.
Expiration date is 10/16/98. Premium Received $966,114.)  1,650    ($1,650,000)

Comcast Corporation Class A (Strike Price is $32.50.
Expiration date is 10/16/98. Premium Received $362,451.)    950     (1,045,000)

Mellon Bank Corporation (Strike Price is $70.00.
Expiration date is 9/18/98. Premium Received $960,510.)   1,950     (1,035,938)

Tele-Communications, Inc. Class A (Strike Price is $35.00.
Expiration date is 10/16/98. Premium Received $296,555.)  1,020       (516,375)


===============================================================================
                             STRONG SMALL CAP FUND
===============================================================================
                                                      Shares or
                                                      Principal        Value
                                                       Amount        (Note 2)
-------------------------------------------------------------------------------
COMMON STOCKS 84.8%
AEROSPACE & DEFENSE 1.9%
Kellstrom Industries, Inc. (b)                           90,000    $ 2,607,188

COMMERCIAL SERVICE 10.0%
Abacus Direct Corporation (b)                            28,000      1,454,250
Administaff, Inc. (b)                                    20,900        964,013
Bright Horizons, Inc. (b)                                44,700      1,251,600
Cotelligent Group, Inc. (b)                              36,000        841,500
First Consulting Group, Inc. (b)                         71,400      1,874,250
Lamar Advertising Company (b)                            37,050      1,329,169
Medical Manager Corporation (b)                          48,400      1,337,050
MemberWorks, Inc. (b)                                    40,000      1,290,000
The Metzler Group, Inc. (b)                              41,300      1,512,612
RemedyTemp, Inc. Class A (b)                             66,300      1,926,844
                                                                   -----------
                                                                    13,781,288
COMPUTER SERVICE 8.3%
American Management Systems, Inc. (b)                    42,700      1,278,331
CSG Systems International, Inc. (b)                      22,700      1,064,062
Envoy Corporation (b)                                    26,500      1,255,438
Harbinger Corporation (b)                                49,950      1,208,165
International Integration, Inc. (b)                      15,000        258,750
International Network Services (b)                       15,800        647,800
Shared Medical Systems Corporation                       35,000      2,570,312
Systems & Computer Technology Corporation (b)            49,700      1,341,900
Tier Technologies, Inc. Class B (b)                     100,000      1,781,250
                                                                   -----------
                                                                    11,406,008
COMPUTER SOFTWARE 13.7%
Advantage Learning Systems, Inc. (b)                     30,100        823,988
Best Software, Inc. (b)                                  56,600      1,195,675
Datastream Systems, Inc. (b)                             64,100      1,221,906
Dendrite International, Inc. (b)                         45,700      1,719,462
Documentum, Inc. (b)                                     11,100        532,800
FileNet Corporation (b)                                  21,400        617,925
IDX Systems Corporation (b)                              12,600        580,387
Legato Systems, Inc. (b)                                 48,600      1,895,400
Mercury Interactive Corporation (b)                      32,500      1,450,312
Platinum Technology, Inc. (b)                            80,000      2,285,000
QuadraMed Corporation (b)                                80,000      2,185,000
Sapient Corporation (b)                                  25,800      1,360,950
Sterling Software, Inc. (b)                              60,000      1,773,750
Zebra Technologies Corporation (b)                       30,000      1,282,500
                                                                   -----------
                                                                    18,925,055
ELECTRICAL EQUIPMENT 0.7%
Level One Communications, Inc. (b)                       38,800        911,800

ELECTRONICS - SEMICONDUCTOR/COMPONENT 3.5%
EFTC Corporation (b)                                    135,000      1,755,000
PMC-Sierra, Inc. (b)                                     32,900      1,542,187
Uniphase Corporation (b)                                 15,700        985,666
Veeco Instruments, Inc. (b)                              21,800        542,275
                                                                   -----------
                                                                     4,825,128
FINANCE - MISCELLANEOUS 3.1%
BA Merchant Services, Inc. Class A (b)                  150,000      3,028,125
Metris Companies, Inc.                                   20,000      1,275,000
                                                                   -----------
                                                                     4,303,125
FOOD 0.7%
American Italian Pasta Company (b)                       25,800        961,050

HEALTHCARE - DRUG/DIVERSIFIED 0.7%
Schein Pharmaceutical, Inc. (b)                          35,100        934,537

HEALTHCARE - INSTRUMENTATION 1.2%
IDEXX Laboratories, Inc. (b)                             38,500        957,688
Ventana Medical Systems, Inc. (b)                        24,400        683,200
                                                                   -----------
                                                                     1,640,888
HEALTHCARE - MEDICAL SUPPLY 1.3%
Wesley Jessen VisionCare, Inc. (b)                       80,000      1,850,000

HEALTHCARE - PATIENT CARE 4.5%
Advance Paradigm, Inc. (b)                               24,100        885,675
Boron, LePore & Associates, Inc. (b)                     30,800      1,170,400
Covance, Inc. (b)                                        52,600      1,183,500
Coventry Health Care, Inc. (b)                           36,200        538,475
Province Healthcare Company (b)                          59,700      1,652,944
Renal Care Group, Inc. (b)                               16,900        744,656
                                                                   -----------
                                                                     6,175,650
HEALTHCARE - PRODUCT 0.5%
Hemocleanse, Inc. (Acquired 5/14/96;
  Cost $465,000) (b) (d)                                155,000        310,000
Horizon Medical Products, Inc. (b)                       47,800        451,113
                                                                   -----------
                                                                       761,113
HOUSING 1.3%
American Homestar Corporation (b)                        75,000      1,795,313

INSURANCE - PROPERTY & CASUALTY 1.6%
LandAmerica Financial Group, Inc.                        38,500      2,204,125

LEISURE SERVICE 0.6%
Travel Services International, Inc. (b)                  25,400        835,025

-------------------------------------------------------------------------------
===============================================================================
                       STRONG SMALL CAP FUND (CONTINUED)
===============================================================================
                                                      Shares or
                                                      Principal      Value
                                                       Amount      (Note 2)
-------------------------------------------------------------------------------
MEDIA - RADIO/TV 0.3%
Big City Radio, Inc. Class A (b)                         45,800   $    372,125

OFFICE AUTOMATION 1.5%
Global Imaging Systems, Inc. (b)                        147,100      2,059,400

OIL - NORTH AMERICAN EXPLORATION & PRODUCTION 2.8%
Cross Timber Oil Company                                120,000      2,287,500
The Houston Exploration Company (b)                      67,600      1,550,575
                                                                  ------------
                                                                     3,838,075
OIL WELL EQUIPMENT & SERVICE 2.3%
Core Laboratories NV (b)                                 75,000      1,621,875
Gulf Island Fabrication, Inc. (b)                        81,900      1,535,625
                                                                  ------------
                                                                     3,157,500
PERSONAL & COMMERCIAL LENDING 0.8%
Sirrom Capital Corporation                               44,800      1,164,800

POLLUTION CONTROL 1.8%
American Disposal Services, Inc. (b)                     32,400      1,518,750
Eastern Environmental Services, Inc. (b)                 30,300      1,030,200
                                                                  ------------
                                                                     2,548,950
REAL ESTATE 4.7%
Apartment Investment & Management Company
  Class A                                                60,000      2,370,000
Camden Property Trust                                    75,000      2,231,250
Highwoods Properties, Inc.                               57,600      1,861,200
                                                                  ------------
                                                                     6,462,450
RETAIL - DISCOUNT & VARIETY 0.5%
Party City Corporation (b)                               26,400        775,500

RETAIL - DRUG STORE 0.7%
Duane Reade, Inc. (b)                                    31,000        930,000

RETAIL - RESTAURANT 2.5%
CEC Entertainment, Inc. (b)                              43,000      1,733,438
Rare Hospitality International, Inc. (b)                120,000      1,762,500
                                                                  ------------
                                                                     3,495,938
RETAIL - SPECIALTY 7.4%
American Eagle Outfitters, Inc. (b)                      33,400      1,287,987
Brylane, Inc. (b)                                        45,000      2,070,000
CSK Auto Corporation (b)                                 44,900      1,133,725
The Finish Line, Inc. Class A (b)                        36,300      1,020,938
Goody's Family Clothing, Inc. (b)                        20,100      1,102,988
Linens 'N Things, Inc. (b)                               50,400      1,540,350
The Men's Wearhouse, Inc. (b)                            17,850        589,050
Michaels Stores, Inc. (b)                                43,000      1,517,094
                                                                  ------------
                                                                    10,262,132
SHOE & APPAREL MANUFACTURING 1.4%
Ashworth, Inc. (b)                                       90,000      1,248,750
Maxwell Shoe Company, Inc. Class A (b)                   33,200        659,850
                                                                  ------------
                                                                     1,908,600
TELECOMMUNICATION EQUIPMENT 1.9%
Tekelec (b)                                              13,900        622,025
World Access, Inc. (b)                                   67,000      2,010,000
                                                                  ------------
                                                                     2,632,025
TELECOMMUNICATION SERVICE 2.6%
IDT Corporation (b)                                      37,400      1,124,338
SkyTel Communications, Inc. (b)                          38,300        896,459
STAR Telecommunications, Inc. (b)                        39,005        872,737
US LEC Corporation Class A (b)                           33,300        695,137
                                                                  ------------
                                                                     3,588,671
------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $100,756,445)                            117,113,459
------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 13.9%
COMMERCIAL PAPER 0.0%
INTEREST BEARING, DUE UPON DEMAND
General Mills, Inc., 5.26%                          $    34,900         34,900
Warner Lambert Company, 5.25%                               100            100
                                                                  ------------
                                                                        35,000
REPURCHASE AGREEMENTS 13.9%
Cantor Fitzgerald & Company, Inc. (Dated 6/30/98),
  5.68%, Due 7/01/98 (Repurchase proceeds
  $19,203,029); Collateralized by: $10,000,000 United
  States Treasury Bonds, 7.50%, Due 11/15/16
  (Market Value $12,062,500) and $5,350,000 United
  States Treasury Bonds, 8.875%, Due 2/15/19
  (Market Value $7,523,437) (e)                      19,200,000     19,200,000
------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (COST $19,235,000)                     19,235,000
------------------------------------------------------------------------------

------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (COST $119,991,445) 98.7%          136,348,459
Other Assets and Liabilities, Net 1.3%                               1,789,222
------------------------------------------------------------------------------
NET ASSETS 100.0%                                                 $138,137,681
==============================================================================


==============================================================================
                          STRONG SMALL CAP VALUE FUND
===============================================================================
                                                        Shares or
                                                        Principal      Value
                                                         Amount      (Note 2)
-------------------------------------------------------------------------------
COMMON STOCKS 97.1%
AIRLINE 1.3%
Linea Aerea Nacional Chile Sponsored ADR                 35,000     $  284,375

BROKERAGE & INVESTMENT MANAGEMENT 1.5%
Japan OTC Equity Fund, Inc.                              60,000        326,250

CHEMICAL - SPECIALTY 1.0%
Lawter International, Inc.                               20,000        217,500

COMMERCIAL SERVICE 1.8%
Vallen Corporation (b)                                   20,000        397,500

COMPUTER SOFTWARE 6.6%
Award Software International, Inc. (b)                   40,000        435,000
Optika Imaging Systems, Inc. (b)                        219,000        725,438
STB Systems, Inc. (b)                                    25,000        312,500
                                                                    ----------
                                                                     1,472,938
ELECTRONICS - SEMICONDUCTOR/COMPONENT 3.0%
Celestica (b)                                             1,000         18,750
Silicon Valley Group, Inc. (b)                           40,000        642,500
                                                                    ----------
                                                                       661,250
ENGINEERING & CONSTRUCTION 3.5%
Chicago Bridge & Iron Company NV                         50,000        775,000

HEALTHCARE - INSTRUMENTATION 2.0%
Acuson Corporation (b)                                   25,000        454,688

HEALTHCARE - PRODUCT 6.2%
Maxxim Medical, Inc. (b)                                 35,000      1,015,000
Meridian Diagnostics, Inc.                               30,000        371,250
                                                                    ----------
                                                                     1,386,250
HOUSEHOLD APPLIANCES & FURNISHINGS 3.6%
Nimbus CD International, Inc. (b)                        70,000        796,250

SCHEDULES OF INVESTMENTS IN SECURITIES (CONTINUED)    JUNE 30, 1998 (UNAUDITED)
-------------------------------------------------------------------------------
===============================================================================
                    STRONG SMALL CAP VALUE FUND (CONTINUED)
===============================================================================
                                                        Shares or
                                                        Principal      Value
                                                         Amount      (Note 2)
-------------------------------------------------------------------------------
HOUSING 3.7%
Newmark Homes Corporation (b)                            80,000    $   830,000

LEISURE PRODUCT 0.9%
Galoob Toys, Inc. (b)                                    20,000        200,000

MACHINERY - MISCELLANEOUS 1.6%
Global Industrial Technologies, Inc. (b)                 24,000        345,000

MACHINERY - TRANSPORTATION EQUIP & PARTS 4.7%
Halter Marine Group, Inc. (b)                            45,000        677,813
Stewart & Stevenson Services, Inc.                       20,000        360,000
                                                                   -----------
                                                                     1,037,813
METAL PRODUCTS & FABRICATION 3.0%
Maverick Tube Corporation (b)                            20,000        232,500
Olympic Steel, Inc. (b)                                  35,000        437,500
                                                                   -----------
                                                                       670,000
MORTGAGE & RELATED SERVICE 1.2%
United Panam Financial Corporation (b)                   25,700        263,424

OIL - NORTH AMERICAN EXPLORATION & PRODUCTS 5.2%
Lomak Petroleum, Inc.                                    55,000        574,063
Patina Oil & Gas Corporation                             82,200        575,400
                                                                   -----------
                                                                     1,149,463
OIL WELL EQUIPMENT & SERVICE 14.2%
Lufkin Industries, Inc.                                  15,000        495,000
Matrix Service Company (b)                              105,400        764,150
Nabors Industries, Inc. (b)                              21,500        425,969
Oceaneering International, Inc. (b)                      35,000        621,250
Pride International, Inc. (b)                            50,000        846,875
                                                                   -----------
                                                                     3,153,244
PAPER & FOREST PRODUCTS 2.6%
Schweitzer-Mauduit International, Inc.                    4,000        116,000
Wausau-Mosinee Paper Corporation                         20,000        457,500
                                                                   -----------
                                                                       573,500
PERSONAL & COMMERCIAL LENDING 3.7%
World Acceptance Corporation (b)                        145,000        824,688

PRECIOUS METAL/GEM/STONE 2.8%
Cambior, Inc.                                            30,000        176,250
Getchell Gold Corporation (b)                            30,000        450,000
                                                                   -----------
                                                                       626,250
REAL ESTATE 1.5%
Chicago Title Corporation (b)                             7,000        323,312

RETAIL - RESTAURANT 0.7%
Ryan's Family Steak Houses, Inc. (b)                     15,000        153,750

RETAIL - SPECIALTY 9.9%
Barbeques Galore Limited Spons ADR (b)                   85,000        680,000
Boise Cascade Office Products Corporation (b)            30,000        465,000
Friedman's, Inc. Class A (b)                             14,500        240,156
Heilig-Meyers Company                                    10,000        123,125
TBC Corporation (b)                                      70,000        463,750
Trend-Lines, Inc. Class A (b)                            50,000        231,250
                                                                   -----------
                                                                     2,203,281
STEEL 2.0%
Bethlehem Steel Corporation (b)                          35,000        435,312

TELECOMMUNICATION EQUIPMENT 5.3%
Teltrend, Inc. (b)                                       18,000        309,375
Tollgrade Communications, Inc. (b)                       34,000        875,500
                                                                   -----------
                                                                     1,184,875
TRUCKING 3.6%
Boyd Brothers Transportation, Inc. (b)                   12,500        112,500
Covenant Transport, Inc. Class A (b)                     35,000        682,500
                                                                   -----------
                                                                       795,000
------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $22,467,984)                              21,540,913
------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 1.2%
COMMERCIAL PAPER 1.2%
INTEREST BEARING, DUE UPON DEMAND
General Mills, Inc., 5.26%                             $141,200        141,200
Johnson Controls, Inc., 5.26%                            84,100         84,100
Pitney Bowes Credit Corporation, 5.26%                   46,700         46,700
Warner Lambert Company, 5.25%                               100            100
                                                                   -----------
                                                                       272,100
------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (COST $272,100)                           272,100
------------------------------------------------------------------------------

------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (COST $22,740,084) 98.3%            21,813,013
Other Assets and Liabilities, Net 1.7%                                 376,339
------------------------------------------------------------------------------
NET ASSETS 100.0%                                                  $22,189,352
==============================================================================


WRITTEN OPTIONS ACTIVITY
-------------------------------------------------------------------------------

                                                     Contracts       Premiums
-------------------------------------------------------------------------------
Options outstanding at beginning of period                --        $       --
Options written during the period                      5,882         1,004,944
Options closed                                        (3,390)         (574,709)
Options expired                                         (170)          (33,888)
Options exercised                                        (33)           (5,394)
                                                       -----        ----------
Options outstanding at end of period                   2,289        $  390,953
                                                       =====        ==========
Closed, exercised and expired options resulted in a capital gain of $266,923.


WRITTEN OPTIONS DETAIL
-------------------------------------------------------------------------------
                                                                      Value
                                                        Contracts    (Note 2)
-------------------------------------------------------------------------------
Acuson Corporation
(Strike Price is $17.50. Expiration date is 7/17/98.
Premium Received $27,362.)                                 150       ($16,875)
(Strike Price is $20.00. Expiration date is 7/17/98.
Premium Received $4,275.)                                   50           (938)
(Strike Price is $20.00. Expiration date is 10/16/98.
Premium Received $7,350.)                                   50         (5,312)

Bethlehem Steel Corporation (Strike Price is $12.50.
Expiration date is 7/17/98. Premium Received $7,037.)       50         (2,344)

Boise Cascade Office Products Corporation
(Strike Price is $20.00. Expiration date is 8/21/98.
Premium Received $3,987.)                                   25           (625)
(Strike Price is $17.50. Expiration date is 11/20/98.
Premium Received $16,074.)                                 100         (6,875)

Galoob Toys, Inc. (Strike Price is $12.50. Expiration
date is 8/21/98. Premium Received $18,299.)                150         (4,688)

Getchell Gold Corporation (Strike Price is $30.00.
Expiration date is 9/18/98. Premium Received $4,612.)       25           (625)

-------------------------------------------------------------------------------
===============================================================================
                    STRONG SMALL CAP VALUE FUND (CONTINUED)
===============================================================================



-------------------------------------------------------------------------------
WRITTEN OPTIONS DETAIL (CONTINUED)
-------------------------------------------------------------------------------
                                                                      Value
                                                        Contracts    (Note 2)
-------------------------------------------------------------------------------
Halter Marine Group, Inc. (Strike Price is $17.50.
Expiration date is 9/18/98. Premium Received $20,867.)      75       ($ 5,625)

Maverick Tube Corporation (Strike Price is $17.50.
Expiration date is 7/17/98. Premium Received $5,351.)       29           (363)

Maxxim Medical, Inc.
(Strike Price is $25.00. Expiration date is 9/18/98.
Premium Received $30,324.)                                 100        (46,875)
(Strike Price is $30.00. Expiration date is 9/18/98.
Premium Received $13,862.)                                 100        (13,750)

Meridian Diagnostics, Inc. (Strike Price is $15.00.
Expiration date is 9/18/98. Premium Received $25,637.)     150         (8,438)

Nabors Industries, Inc.
(Strike Price is $20.00. Expiration date is 7/17/98.
Premium Received $4,300.)                                   25         (1,875)
(Strike Price is $22.50. Expiration date is 7/17/98.
Premium Received $3,675.)                                   25           (469)
(Strike Price is $20.00. Expiration date is 9/18/98.
Premium Received $14,430.)                                  65        (12,594)
(Strike Price is $22.50. Expiration date is 9/18/98.
Premium Received $14,075.)                                 100        (10,000)

Oceaneering International, Inc.
(Strike Price is $15.00. Expiration date is 7/17/98.
Premium Received $4,769.)                                   25         (7,031)
(Strike Price is $17.50. Expiration date is 7/17/98.
Premium Received $8,706.)                                   75         (5,625)
(Strike Price is $20.00. Expiration date is 7/17/98.
Premium Received $20,712.)                                  75         (1,406)
(Strike Price is $20.00. Expiration date is 10/16/98.
Premium Received $7,112.)                                   25         (2,188)

Olympic Steel, Inc. (Strike Price is $15.00. Expiration
date is 11/20/98. Premium Received $5,787.)                 50         (2,032)

Pride International, Inc.
(Strike Price is $20.00. Expiration date is 7/17/98.
Premium Received $3,700.)                                   50           (625)
(Strike Price is $17.50. Expiration date is 10/16/98.
Premium Received $21,291.)                                  90        (17,438)
(Strike Price is $20.00. Expiration date is 10/16/98.
Premium Received $13,212.)                                  75         (8,438)
(Strike Price is $22.50. Expiration date is 10/16/98.
Premium Received $8,287.)                                   50         (2,813)

STB Systems, Inc. (Strike Price is $12.50. Expiration
date is 7/17/98. Premium Received $3,620.)                  40         (3,125)

Silicon Valley Group, Inc.
(Strike Price is $17.50. Expiration date is 7/17/98.
Premium Received $11,575.)                                 100         (1,875)
(Strike Price is $17.50. Expiration date is 9/18/98.
Premium Received $15,012.)                                 100        (10,625)
(Strike Price is $20.00. Expiration date is 9/18/98.
Premium Received $19,179.)                                  65         (2,844)

Wausau-Mosinee Paper Corporation
(Strike Price is $20.00. Expiration date is 11/20/98.
Premium Received $17,824.)                                 100        (25,625)
(Strike Price is $22.50. Expiration date is 11/20/98.
Premium Received $8,650.)                                  100        (15,000)


-------------------------------------------------------------------------------
LEGEND
-------------------------------------------------------------------------------
(a) Short-term investments include any security which has a maturity of less than one year.
(b) Non-income producing security.
(c) All or a portion of security pledged to cover margin requirements for futures contracts.
(d) Restricted security.
(e) See note 2(H) of notes to financial statements.
(f) Affiliated issuer.  (See note 6 of notes to financial statements.)

Percentages are stated as a percent of net assets.

See notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------------------------------------------------------
June 30, 1998 (Unaudited)

                                                                      (In Thousands, Except Per Share Amounts)
                                                            STRONG COMMON       STRONG         STRONG      STRONG GROWTH
                                                             STOCK FUND     DISCOVERY FUND   GROWTH FUND      20 FUND
                                                            -------------   --------------   -----------   -------------
ASSETS:
  Investments in Securities, at Value
    Unaffiliated Issuers (Cost of $1,346,454, $330,476,
       $1,231,315 and $47,078, respectively)                 $1,621,451        $372,450       $1,710,397      $56,156
    Affiliated Issuers (Cost of $16,314, $10,548, $0
       and $0, respectively)                                     36,456           4,313               --           --
  Receivable for Securities Sold                                  7,982           6,459               --           --
  Receivable for Fund Shares Sold                                    11               1            1,989           50
  Dividends and Interest Receivable                                 807             101              369            8
  Other Assets                                                      686              --               --           14
                                                             ----------        --------       ----------      -------
  Total Assets                                                1,667,393         383,324        1,712,755       56,228

LIABILITIES:
  Payable for Securities Purchased                                3,565           5,918           15,108          135
  Written Options, at Value (Premiums Received of
    $4,487, $0, $786 and $60, respectively)                       7,104              --              715           55
  Payable for Fund Shares Redeemed                                   68             192              169           --
  Accrued Operating Expenses and Other Liabilities                   87             220              746           11
                                                             ----------        --------       ----------      -------
  Total Liabilities                                              10,824           6,330           16,738          201
                                                             ----------        --------       ----------      -------
NET ASSETS                                                   $1,656,569        $376,994       $1,696,017      $56,027
                                                             ==========        ========       ==========      =======
NET ASSETS CONSIST OF:
  Capital Stock (par value and paid-in capital)              $1,263,765        $343,818       $1,224,122      $47,326
  Accumulated Net Investment Loss                                  (117)         (1,048)          (5,032)        (210)
  Undistributed Net Realized Gain (Loss)                        101,421          (1,481)          (2,227)        (172)
  Net Unrealized Appreciation                                   291,500          35,705          479,154        9,083
                                                             ----------        --------       ----------      -------
  Net Assets                                                 $1,656,569        $376,994       $1,696,017      $56,027
                                                             ==========        ========       ==========      =======

Capital Shares Outstanding (Unlimited Number Authorized)         73,066          20,577           79,627        4,296

NET ASSET VALUE PER SHARE                                        $22.67          $18.32           $21.30       $13.04
                                                                 ======          ======           ======       ======

32

                                                See notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------
June 30, 1998 (Unaudited)

                                                                      (In Thousands, Except Per Share Amounts)
                                                            STRONG MID        STRONG        STRONG SMALL   STRONG SMALL CAP
                                                             CAP FUND    OPPORTUNITY FUND     CAP FUND        VALUE FUND
                                                            ----------   ----------------   ------------   ----------------
ASSETS:
  Investments in Securities, at Value
    (Cost of $18,886, $1,675,808, $119,991 and
       $22,740, respectively)                                $22,556        $2,169,237        $136,348         $21,813
  Receivable for Securities Sold                                 519            13,493           4,729             534
  Receivable for Fund Shares Sold                                 --               191              15             112
  Dividends and Interest Receivable                                7             1,169              48              --
  Other Assets                                                    50               159              46              30
                                                             -------        ----------        --------         -------
  Total Assets                                                23,132         2,184,249         141,186          22,489

LIABILITIES:
  Payable for Securities Purchased                               522             6,384           2,974              21
  Written Options, at Value (Premiums Received of
    $0, $2,586, $0 and $391, respectively)                        --             4,247              --             245
  Payable for Fund Shares Redeemed                                91                89              32              --
  Accrued Operating Expenses and Other Liabilities                44               161              42              34
                                                             -------        ----------        --------         -------
  Total Liabilities                                              657            10,881           3,048             300
                                                             -------        ----------        --------         -------
NET ASSETS                                                   $22,475        $2,173,368        $138,138         $22,189
                                                             =======        ==========        ========         =======
NET ASSETS CONSIST OF:
  Capital Stock (par value and paid-in capital)              $18,430        $1,522,639        $132,841         $22,585
  Undistributed Net Investment Income (Loss)                    (198)              516            (855)            (51)
  Undistributed Net Realized Gain (Loss)                         573           158,446         (10,205)            436
  Net Unrealized Appreciation (Depreciation)                   3,670           491,767          16,357            (781)
                                                             -------        ----------        --------         -------
  Net Assets                                                 $22,475        $2,173,368        $138,138         $22,189
                                                             =======        ==========        ========         =======

Capital Shares Outstanding (Unlimited Number Authorized)       1,704            52,219          11,173           1,891

NET ASSET VALUE PER SHARE                                     $13.19            $41.62          $12.36          $11.73
                                                              ======            ======          ======          ======

                                                                                                                      33

                                                    See notes to financial statements.

STATEMENTS OF OPERATIONS
---------------------------------------------------------------------------------------------------------------------------
For the Six Months Ended June 30, 1998 (Unaudited)

                                                                              (In Thousands)
                                                         STRONG COMMON        STRONG           STRONG       STRONG GROWTH
                                                          STOCK FUND      DISCOVERY FUND     GROWTH FUND       20 FUND
                                                         -------------    --------------     -----------    -------------
INCOME:
  Dividends - Unaffiliated Issuers                          $  5,569          $   750          $  3,106         $   79
  Dividends - Affiliated Issuers                                 558               --                --             --
  Interest                                                     3,158              738             1,891            158
                                                            --------          -------          --------         ------
  Total Income                                                 9,285            1,488             4,997            237

EXPENSES:
  Investment Advisory Fees                                     8,135            1,839             7,889            286
  Custodian Fees                                                  63               28                38              4
  Shareholder Servicing Costs                                    922              398             1,574             83
  Federal and State Registration Fees                             77               16                79             51
  Other                                                          205               98               450             22
                                                            --------          -------          --------         ------
  Total Expenses                                               9,402            2,379            10,030            446
                                                            --------          -------          --------         ------
NET INVESTMENT INCOME (LOSS)                                    (117)            (891)           (5,033)          (209)

REALIZED AND UNREALIZED GAIN (LOSS):
  Net Realized Gain (Loss) on:
    Investments in Unaffiliated Issuers                      109,765           29,544            66,890          3,017
    Investments in Affiliated Issuers                            503             (616)               --            --
    Futures Contracts, Options and Forward Foreign
      Currency Contracts                                      (2,776)            (489)             (984)            75
    Foreign Currencies                                            (2)              --                --             --
                                                            --------          -------          --------         ------
    Net Realized Gain                                        107,490           28,439            65,906          3,092
  Change in Unrealized Appreciation/Depreciation on:
    Investments                                               24,931            1,783           182,110          5,501
    Futures Contracts, Options and Forward Foreign
       Currency Contracts                                     (3,638)            (229)               71              5
    Foreign Currencies                                           396               --                --             --
                                                            --------          -------          --------         ------
    Net Change in Unrealized Appreciation/Depreciation        21,689            1,554           182,181          5,506
                                                            --------          -------          --------         ------
NET GAIN                                                     129,179           29,993           248,087          8,598
                                                            --------          -------          --------         ------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS        $129,062          $29,102          $243,054         $8,389
                                                            ========          =======          ========         ======

34

                                                   See notes to financial statements.

STATEMENTS OF OPERATIONS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------
For the Six Months Ended June 30, 1998 (Unaudited)

                                                                              (In Thousands)
                                                              STRONG MID       STRONG       STRONG SMALL  STRONG SMALL CAP
                                                               CAP FUND   OPPORTUNITY FUND    CAP FUND       VALUE FUND
                                                              ----------  ----------------  ------------  ----------------
                                                                                                              (NOTE 1)
INCOME:
  Dividends - Unaffiliated Issuers                              $   17        $  7,148        $    75           $ 36
  Dividends - Affiliated Issuers                                    --             504             --             --
  Interest                                                          31           5,123            193             41
                                                                ------        --------        -------           ----
  Total Income                                                      48          12,775            268             77

EXPENSES:
  Investment Advisory Fees                                          99          10,232            813             69
  Custodian Fees                                                     5              73             15             10
  Shareholder Servicing Costs                                       29           1,576            219             19
  Federal and State Registration Fees                               11              39             12             20
  Other                                                             12             339             64             10
                                                                ------        --------        -------           ----
  Total Expenses                                                   156          12,259          1,123            128
                                                                ------        --------        -------           ----
NET INVESTMENT INCOME (LOSS)                                      (108)            516           (855)           (51)

REALIZED AND UNREALIZED GAIN (LOSS):
 Net Realized Gain (Loss) on:
    Investments                                                  1,074         162,093         10,694            181
    Futures Contracts, Options and Forward Foreign
       Currency Contracts                                           --             421             --            255
    Foreign Currencies                                              --              (6)            --             --
                                                                ------        --------        -------           ----
    Net Realized Gain                                            1,074         162,508         10,694            436
 Change in Unrealized Appreciation/Depreciation on:
    Investments                                                  1,520         110,961          3,163           (927)
    Futures Contracts, Options and Forward Foreign
       Currency Contracts                                           --          (1,662)            --            146
    Foreign Currencies                                              --             425             --             --
                                                                ------        --------        -------           ----
    Net Change in Unrealized Appreciation/Depreciation           1,520         109,724          3,163           (781)
                                                                ------        --------        -------           ----
NET GAIN (LOSS)                                                  2,594         272,232         13,857           (345)
                                                                ------        --------        -------           ----
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS $2,486        $272,748        $13,002          ($396)
                                                                ======        ========        =======           ====

                                                                                                                       35

                                                  See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------
                                                                                  (In Thousands)
                                                           STRONG COMMON STOCK FUND            STRONG DISCOVERY FUND
                                                        -------------------------------    -------------------------------
                                                        SIX MONTHS ENDED    YEAR ENDED     SIX MONTHS ENDED    YEAR ENDED
                                                         JUNE 30, 1998    DEC. 31, 1997     JUNE 30, 1998    DEC. 31, 1997
                                                        ----------------  -------------    ----------------  -------------
                                                          (UNAUDITED)                        (UNAUDITED)
OPERATIONS:
  Net Investment Income (Loss)                            ($      117)     $      556        ($    891)       ($  3,494)
  Net Realized Gain                                           107,490         222,693           28,439           36,232
  Net Change in Unrealized Appreciation/Depreciation           21,689          73,870            1,554            7,034
                                                           ----------      ----------         --------         --------
  Net Increase in Net Assets Resulting from Operations        129,062         297,119           29,102           39,772

DISTRIBUTIONS:
  From Net Investment Income                                       --            (556)              --               --
  In Excess of Net Investment Income                               --          (1,918)              --               --
  From Net Realized Gains                                      (6,608)       (246,268)              --          (36,232)
  In Excess of Net Realized Gains                                  --              --               --           (7,422)
                                                           ----------      ----------         --------         --------
  Total Distributions                                          (6,608)       (248,742)              --          (43,654)

CAPITAL SHARE TRANSACTIONS:
  Proceeds from Shares Sold                                   156,457         294,151          154,686          300,976
  Proceeds from Reinvestment of Distributions                   6,442         242,397               --           42,767
  Payment for Shares Redeemed                                (193,611)       (263,744)        (189,805)        (470,643)
                                                           ----------      ----------         --------         --------
  Increase (Decrease) in Net Assets from Capital
     Share Transactions                                       (30,712)        272,804          (35,119)        (126,900)
                                                           ----------      ----------         --------         --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                        91,742         321,181           (6,017)        (130,782)

NET ASSETS:
  Beginning of Period                                       1,564,827       1,243,646          383,011          513,793
                                                           ----------      ----------         --------         --------
  End of Period                                            $1,656,569      $1,564,827         $376,994         $383,011
                                                           ==========      ==========         ========         ========
TRANSACTIONS IN SHARES OF THE FUND:
  Sold                                                          7,037          13,002            8,578           16,361
  Issued in Reinvestment of Distributions                         276          11,819               --            2,569
  Redeemed                                                     (8,703)        (11,814)         (10,531)         (25,839)
                                                                -----          ------           ------           ------
  Net Increase (Decrease) in Shares of the Fund                (1,390)         13,007           (1,953)          (6,909)
                                                                =====          ======            =====            =====

                                                               STRONG GROWTH FUND               STRONG GROWTH 20 FUND
                                                        -------------------------------    -------------------------------
                                                        SIX MONTHS ENDED    YEAR ENDED     SIX MONTHS ENDED   PERIOD ENDED
                                                         JUNE 30, 1998    DEC. 31, 1997      JUNE 30, 1998   DEC. 31, 1997
                                                        ----------------  -------------    ----------------  -------------
                                                          (UNAUDITED)                         (UNAUDITED)       (NOTE 1)
OPERATIONS:
  Net Investment Loss                                     ($    5,033)     ($    7,215)        ($   209)       ($    68)
  Net Realized Gain (Loss)                                     65,906          184,678            3,092          (2,826)
  Net Change in Unrealized Appreciation/Depreciation          182,181           80,535            5,506           3,577
                                                           ----------       ----------          -------         -------
  Net Increase in Net Assets Resulting from Operations        243,054          257,998            8,389             683

DISTRIBUTIONS:
  From Net Investment Income                                       --              (92)              (1)           (370)
  From Net Realized Gains                                          --         (201,884)              --              --
  In Excess of Net Realized Gains                                  --          (60,918)              --              --
                                                           ----------       ----------          -------         -------
  Total Distributions                                              --         (262,894)              (1)           (370)

CAPITAL SHARE TRANSACTIONS:
  Proceeds from Shares Sold                                   189,096          568,912           19,546          77,081
  Proceeds from Reinvestment of Distributions                      --          257,296                1             364
  Payment for Shares Redeemed                                (333,257)        (532,345)         (31,586)        (18,080)
                                                           ----------       ----------          -------         -------
  Increase (Decrease) in Net Assets from Capital Share
    Transactions                                             (144,161)         293,863          (12,039)         59,365
                                                           ----------       ----------          -------         -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                        98,893          288,967           (3,651)         59,678
NET ASSETS:
  Beginning of Period                                       1,597,124        1,308,157           59,678              --
                                                           ----------       ----------          -------         -------
  End of Period                                            $1,696,017       $1,597,124          $56,027         $59,678
                                                           ==========       ==========          =======         =======
TRANSACTIONS IN SHARES OF THE FUND:
  Sold                                                          9,748           29,336            1,681           6,862
  Issued in Reinvestment of Distributions                          --           14,529               --              33
  Redeemed                                                    (17,341)         (27,349)          (2,662)         (1,618)
                                                               ------           ------            -----           -----
  Net Increase (Decrease) in Shares of the Fund                (7,593)          16,516             (981)          5,277
                                                               ======           ======            =====           =====

36

                                             See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------
                                                                                 (In Thousands)
                                                              STRONG MID CAP FUND              STRONG OPPORTUNITY FUND
                                                        -------------------------------    -------------------------------
                                                        SIX MONTHS ENDED    YEAR ENDED     SIX MONTHS ENDED   PERIOD ENDED
                                                         JUNE 30, 1998    DEC. 31, 1997      JUNE 30, 1998   DEC. 31, 1997
                                                        ----------------  -------------    ----------------  -------------
                                                          (UNAUDITED)        (Note 1)         (UNAUDITED)
OPERATIONS:
  Net Investment Income (Loss)                             ($   108)        ($   125)         $      516       $    4,721
  Net Realized Gain (Loss)                                    1,074             (466)            162,508          288,375
  Net Change in Unrealized Appreciation/Depreciation          1,520            2,149             109,724           83,844
                                                            -------          -------          ----------       ----------
  Net Increase in Net Assets Resulting from Operations        2,486            1,558             272,748          376,940

DISTRIBUTIONS:
  From Net Investment Income                                     --               --                 (53)          (4,721)
  In Excess of Net Investment Income                             --               (6)                 --              (93)
  From Net Realized Gains                                        --               --             (59,367)        (261,981)
                                                            -------          -------          ----------       ----------
  Total Distributions                                            --               (6)            (59,420)        (266,795)

CAPITAL SHARE TRANSACTIONS:
  Proceeds from Shares Sold                                  17,336           32,746             208,078          337,611
  Proceeds from Reinvestment of Distributions                    --                6              58,121          260,936
  Payment for Shares Redeemed                               (13,012)         (18,639)           (231,045)        (553,376)
                                                            -------          -------          ----------       ----------
  Increase in Net Assets from Capital Share Transactions      4,324           14,113              35,154           45,171
                                                            -------          -------          ----------       ----------
TOTAL INCREASE IN NET ASSETS                                  6,810           15,665             248,482          155,316

NET ASSETS:
  Beginning of Period                                        15,665               --           1,924,886        1,769,570
                                                            -------          -------          ----------       ----------
  End of Period                                             $22,475          $15,665          $2,173,368       $1,924,886
                                                            =======          =======          ==========       ==========
TRANSACTIONS IN SHARES OF THE FUND:
  Sold                                                        1,360            3,136               5,153            8,874
  Issued in Reinvestment of Distributions                        --                1               1,402            7,155
  Redeemed                                                   (1,032)          (1,760)             (5,786)         (14,759)
                                                              -----            -----               -----           ------
  Net Increase in Shares of the Fund                            328            1,377                 769            1,270
                                                              =====            =====               =====           ======

                                                                STRONG SMALL CAP FUND           STRONG SMALL CAP VALUE FUND
                                                           -------------------------------      ---------------------------
                                                           SIX MONTHS ENDED    YEAR ENDED            SIX MONTHS ENDED
                                                            JUNE 30, 1998    DEC. 31, 1997            JUNE 30, 1998
                                                           ----------------  -------------          ------------------
                                                              (UNAUDITED)                           (UNAUDITED)(NOTE 1)
OPERATIONS:
  Net Investment Loss                                          ($    855)     ($  1,990)                 ($    51)
  Net Realized Gain (Loss)                                        10,694         (4,614)                      436
  Net Change in Unrealized Appreciation/Depreciation               3,163          1,065                      (781)
                                                                --------       --------                   -------
  Net Increase (Decrease) in Net Assets Resulting from
    Operations                                                    13,002         (5,539)                     (396)

DISTRIBUTIONS:
  From Net Investment Income                                         (13)            --                        --
  In Excess of Net Investment Income                                  --         (1,721)                       --
                                                                --------       --------                   -------
  Total Distributions                                                (13)        (1,721)                       --

CAPITAL SHARE TRANSACTIONS:
  Proceeds from Shares Sold                                       38,152        211,720                    38,461
  Proceeds from Reinvestment of Distributions                         13          1,646                        --
  Payment for Shares Redeemed                                    (94,874)      (181,307)                  (15,876)
                                                                --------       --------                   -------
  Increase (Decrease) in Net Assets from Capital Share
    Transactions                                                 (56,709)        32,059                    22,585
                                                                --------       --------                   -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                          (43,720)        24,799                    22,189

NET ASSETS:
  Beginning of Period                                            181,858        157,059                        --
                                                                --------       --------                   -------
  End of Period                                                 $138,138       $181,858                   $22,189
                                                                ========       ========                   =======

TRANSACTIONS IN SHARES OF THE FUND:
  Sold                                                             3,072         18,622                     3,191
  Issued in Reinvestment of Distributions                              1            128                        --
  Redeemed                                                        (7,784)       (15,868)                   (1,300)
                                                                   -----         ------                     -----
  Net Increase (Decrease) in Shares of the Fund                   (4,711)         2,882                     1,891
                                                                   =====         ======                     =====

                                                                                                                         37

                                                   See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
June 30, 1998 (Unaudited)

1. ORGANIZATION
   The accompanying financial statements represent the Strong Growth Funds, which include the following diversified, open-end management investment companies registered under the Investment Company Act of 1940:
    - Strong Common Stock Fund, Inc.
    - Strong Discovery Fund, Inc.
    - Strong Growth Fund (a series of Strong Equity Funds, Inc.)
    - Strong Growth 20 Fund (a series of Strong Equity Funds, Inc.)
    - Strong Mid Cap Fund (a series of Strong Equity Funds, Inc.)
    - Strong Opportunity Fund, Inc.
    - Strong Small Cap Fund (a series of Strong Equity Funds, Inc.)
    - Strong Small Cap Value Fund (a series of Strong Equity Funds, Inc.)
   Strong Mid Cap Fund commenced operations on January 2, 1997. The inception date for Strong Growth 20 Fund is June 30, 1997. Strong Small Cap Value Fund commenced operations on January 2, 1998.

2. SIGNIFICANT ACCOUNTING POLICIES
   The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.
   (A) Security Valuation -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price or the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or the last reported sales price. Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service, otherwise sale or bid prices are used. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates current value.

       The Funds may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer's financial performance. The Funds generally bear the costs, if any, associated with the disposition of restricted securities. Aggregate cost and fair value of these restricted securities held at June 30, 1998 were as follows:
                                  AGGREGATE        AGGREGATE         PERCENT OF
                                     COST          FAIR VALUE        NET ASSETS
                                 -----------      -----------        ----------
       Strong Common Stock Fund  $13,000,000      $13,000,000           0.8%
       Strong Discovery Fund       4,083,927        3,577,185           1.0%
       Strong Growth Fund          1,000,005          400,002           0.0%
       Strong Small Cap Fund         465,000          310,000           0.2%

   (B) Federal Income and Excise Taxes and Distributions to Shareholders -- It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is required.

       The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

   (C) Realized Gains and Losses on Investment Transactions -- Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

   (D) Futures -- Upon entering into a futures contract, the Funds pledge to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. The Funds also receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

--------------------------------------------------------------------------------

   (E) Options -- The Funds may write put or call options. Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. When an option expires, is exercised, or is closed, the Funds realize a gain or loss, and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received.

   (F) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

   (G) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   (H) Repurchase Agreements -- The Funds may enter into repurchase agreements with institutions that the Funds' investment advisor, Strong Capital Management, Inc. ("the Advisor") has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Funds require that the collateral, represented by securities (primarily U.S. Government securities), purchased in a repurchase transaction be maintained in a segregated account with a custodian in a manner sufficient to enable the Funds to obtain those securities in the event of a default of the issuer of the repurchase agreement. On a daily basis, the Advisor monitors the value of the collateral transferred under each repurchase agreement to ensure the value of the collateral exceeds the amount owed to the Funds under each repurchase agreement by at least 2%.

   (I) Additional Investment Risks -- The Funds may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Funds' investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

       Foreign denominated assets and forward currency contracts may involve greater risks than domestic transactions, including currency, political and economic, regulatory and market risks.

   (J) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

   (K) Other -- Investment security transactions are recorded as of the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and discounts.

3. RELATED PARTY TRANSACTIONS
   The Advisor, with whom certain officers and directors of the Funds are affiliated, provides investment advisory services and shareholder recordkeeping and related services to the Funds. Investment advisory fees, which are established by terms of the Advisory Agreements, are based on annualized rates of 1.00% of the average daily net assets of the Funds. Advisory fees are subject to reimbursement by the Advisor if a Fund's operating expenses exceed certain levels. Shareholder recordkeeping and related service fees are based on contractually established rates for each open and closed shareholder account. In addition, the Advisor is compensated for certain other services related to costs incurred for reports to shareholders.

--------------------------------------------------------------------------------
June 30, 1998 (Unaudited)

   The Funds may invest cash reserves in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, advisory fees of each Fund invested in such money market funds are reduced by an amount equal to advisory fees paid to the Advisor under its investment advisory agreement with the money market funds.

   Certain information regarding related party transactions for the six months ended June 30, 1998, is as follows:

                               PAYABLE TO      OTHER SHAREHOLDER   UNAFFILIATED
                               ADVISOR AT     SERVICING EXPENSES    DIRECTORS'
                              JUNE 30, 1998     PAID TO ADVISOR        FEES
                              -------------   ------------------   ------------
   Strong Common Stock Fund      $ 44,823           $10,274          $ 8,343
   Strong Discovery Fund           30,462             8,720            2,609
   Strong Growth Fund              68,132            18,876            8,500
   Strong Growth 20 Fund            5,275             1,084              750
   Strong Mid Cap Fund             35,824               774              750
   Strong Opportunity Fund        114,532            18,200           10,090
   Strong Small Cap Fund           26,645             3,647            1,632
   Strong Small Cap Value Fund     11,841               424              750

4. INVESTMENT TRANSACTIONS
   The aggregate purchases and sales of long-term securities during the six months ended June 30, 1998, were as follows:

                                       PURCHASES                SALES
                                    --------------         --------------
     Strong Common Stock Fund       $  839,269,795         $  917,930,898
     Strong Discovery Fund             349,793,408            375,420,308
     Strong Growth Fund              1,832,209,173          1,865,348,923
     Strong Growth 20 Fund             135,674,241            142,802,330
     Strong Mid Cap Fund                23,747,481             21,128,081
     Strong Opportunity Fund           888,186,616            968,026,739
     Strong Small Cap Fund             196,701,277            271,684,072
     Strong Small Cap Value Fund        29,317,765              7,030,820

5. INCOME TAX INFORMATION
   The investment cost, gross unrealized appreciation and depreciation on investments and capital loss carryovers (expiring in varying amounts through 2005) for federal income tax purposes were as follows:

                                                              AT JUNE 30, 1998                                AT DECEMBER 31, 1997
                                      ----------------------------------------------------------------        --------------------
                                                                                              NET
                                        FEDERAL TAX      UNREALIZED       UNREALIZED     APPRECIATION/          NET CAPITAL LOSS
                                           COST         APPRECIATION     DEPRECIATION    DEPRECIATION              CARRYOVERS
                                      --------------    ------------    -------------    -------------          ----------------
    Strong Common Stock Fund          $1,366,033,510    $386,664,251    ($94,790,534)    $291,873,717              $        --
    Strong Discovery Fund                342,949,691      60,654,852     (26,841,080)      33,813,772                       --
    Strong Growth Fund                 1,240,733,545     473,471,106      (3,807,191)     469,663,915                       --
    Strong Growth 20 Fund                 47,259,573       8,994,558         (98,355)       8,896,203                2,519,430
    Strong Mid Cap Fund                   18,887,743       3,931,258        (262,955)       3,668,303                  470,793
    Strong Opportunity Fund            1,677,556,430     575,547,035     (83,866,460)     491,680,575                       --
    Strong Small Cap Fund                120,109,424      18,786,912      (2,547,877)      16,239,035               20,126,715
    Strong Small Cap Value Fund           22,829,204       1,171,500      (2,187,691)     (1,016,191)                       --

   Under current tax law, the Strong Growth Fund had capital losses of $38,879,433 which were realized during November and December 1997 and are being deferred and treated as occurring on the first day of the following fiscal year.

--------------------------------------------------------------------------------

6. INVESTMENTS IN AFFILIATES
   Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer, and any other Strong Fund. A summary of transactions in the securities of these issuers during the six months ended June 30, 1998 is as follows:

                                        BALANCE OF                                     BALANCE OF                     DIVIDEND
                                       SHARES OR PAR       GROSS       GROSS SALES    SHARES OR PAR      VALUE         INCOME
                                        VALUE HELD       PURCHASES         AND         VALUE HELD      JUNE 30,   JAN. 1 - JUNE 30,
                                       JAN. 1, 1998    AND ADDITIONS   REDUCTIONS     JUNE 30, 1998      1998           1998
                                       -------------   -------------   -----------    -------------   ----------- -----------------
   Strong Common Stock Fund
   ------------------------
   IHOP Corporation                        492,000              --        (22,000)        470,000     $19,446,250     $      --
   Musicland Stores Corporation          1,900,000              --       (685,000)      1,215,000      17,010,000            --
   Strong Institutional Money Fund      36,000,000              --    (36,000,000)             --              --       549,784
   Strong Step 1 Money Fund                     --       1,000,000     (1,000,000)             --              --         7,931

   Strong Discovery Fund
   ---------------------
   Cohr, Inc.                              183,100         329,600             --         512,700       2,627,587            --
   Halsey Drug Company, Inc. - Common
     Stock                                 694,220           9,230       (167,800)        535,650       1,272,169            --
   Halsey Drug Company, Inc. -
     Convertible Bonds                    $600,000              --             --        $600,000         394,614            --
   Halsey Drug Company, Inc. -
      Restricted Common Stock                2,820              --             --           2,820           6,034            --
   Halsey Drug Company, Inc. - Warrants     21,429              --             --          21,429          12,215            --

   Strong Opportunity Fund
   -----------------------
   Strong Institutional Money Fund      30,600,000              --    (30,600,000)             --              --       497,917
   Strong Step 1 Money Fund                     --       1,000,000     (1,000,000)             --              --         5,721

FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------------------

STRONG COMMON STOCK FUND
-----------------------------------------------------------------------------------------------------------------------------
                                                             SELECTED PER-SHARE DATA(a)
                 ------------------------------------------------------------------------------------------------------------
                              INCOME FROM INVESTMENT OPERATIONS                  LESS DISTRIBUTIONS
                            -------------------------------------  -----------------------------------------------
                                         Net Realized
                 Net Asset              and Unrealized   Total                 In Excess                            Net Asset
                   Value,       Net          Gains        from      From Net     of Net    From Net                   Value,
                 Beginning  Investment    (Losses) on  Investment  Investment  Investment  Realized      Total        End of
 Period Ended    of Period    Income      Investments  Operations    Income      Income      Gains   Distributions    Period
June 30, 1998(c)  $21.02          --         $1.74       $1.74           --          --     ($0.09)     ($0.09)       $22.67
Dec. 31, 1997      20.24       $0.01          4.67        4.68       ($0.01)     ($0.03)     (3.86)      (3.90)        21.02
Dec. 31, 1996      19.77        0.06          3.87        3.93        (0.06)      (0.05)     (3.35)      (3.46)        20.24
Dec. 31, 1995      16.74        0.11          5.25        5.36        (0.10)      (0.02)     (2.21)      (2.33)        19.77
Dec. 31, 1994      17.94        0.04         (0.13)      (0.09)       (0.04)         --      (1.07)      (1.11)        16.74
Dec. 31, 1993      15.07        0.04          3.74        3.78        (0.04)         --      (0.87)      (0.91)        17.94

                                    RATIOS AND SUPPLEMENTAL DATA
                  ------------------------------------------------------------------
                              Net                Ratio of Net
                            Assets,    Ratio of   Investment                Average
                            End of     Expenses     Income     Portfolio  Commission
                   Total  Period (In  to Average  to Average    Turnover     Rate
 Period Ended     Return   Millions)  Net Assets  Net Assets      Rate       Paid(b)
June 30, 1998(c)   +8.3%    $1,657       1.1%*       0.0%*        54.5%     $0.0588
Dec. 31, 1997     +24.0%     1,565       1.2%        0.0%        117.3%      0.0560
Dec. 31, 1996     +20.5%     1,244       1.2%        0.3%         90.9%      0.0456
Dec. 31, 1995     +32.4%     1,061       1.2%        0.5%         91.5%
Dec. 31, 1994      -0.5%       790       1.3%        0.3%         83.0%
Dec. 31, 1993     +25.2%       762       1.4%        0.2%         80.9%

  * Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) Disclosure required, effective for reporting periods beginning after September 1, 1995.
(c) For the six months ended June 30, 1998 (Unaudited).  Total return and portfolio turnover rate are not annualized.

STRONG DISCOVERY FUND
----------------------------------------------------------------------------------------------------------------------------------
                                                             SELECTED PER-SHARE DATA (a)
                 -----------------------------------------------------------------------------------------------------------------
                              INCOME FROM INVESTMENT OPERATIONS                     LESS DISTRIBUTIONS
                            ------------------------------------  -------------------------------------------------------
                                        Net Realized
                 Net Asset     Net     and Unrealized   Total                 In Excess           In Excess              Net Asset
                   Value,   Investment      Gains        from      From Net    of Net    From Net   of Net                 Value,
                 Beginning    Income    (Losses) on   Investment  Investment Investment  Realized  Realized     Total      End of
 Period Ended    of Period    (Loss)    Investments   Operations    Income     Income      Gains     Gains  Distributions  Period
June 30, 1998(c)   $17.00    ($0.04)       $1.36        $1.32          --          --         --        --         --      $18.32
Dec. 31, 1997       17.45     (0.16)        2.00         1.84          --          --     ($1.90)   ($0.39)    ($2.29)      17.00
Dec. 31, 1996       18.96     (0.15)        0.35         0.20          --      ($1.12)     (0.59)       --      (1.71)      17.45
Dec. 31, 1995       15.67     (0.05)        5.48         5.43          --       (0.10)     (2.04)       --      (2.14)      18.96
Dec. 31, 1994       18.05      0.16        (1.17)       (1.01)     ($0.11)      (0.58)     (0.68)       --      (1.37)      15.67
Dec. 31, 1993       16.01     (0.01)        3.48         3.47          --       (0.45)     (0.98)       --      (1.43)      18.05

                                     RATIOS AND SUPPLEMENTAL DATA
                  --------------------------------------------------------------------
                              Net                 Ratio of Net
                            Assets,    Ratio of    Investment                Average
                            End of     Expenses      Income     Portfolio  Commission
                   Total  Period (In  to Average   to Average    Turnover     Rate
 Period Ended     Return   Millions)  Net Assets   Net Assets      Rate       Paid(b)
June 30, 1998(c)   +7.8%     $377        1.3%*       (0.5%)*      101.3%     $0.0625
Dec. 31, 1997     +10.9%      383        1.4%        (0.9%)       169.9%      0.0600
Dec. 31, 1996      +1.5%      514        1.4%        (0.3%)       792.8%      0.0339
Dec. 31, 1995     +34.8%      599        1.4%        (0.4%)       516.0%
Dec. 31, 1994      -5.7%      388        1.5%         0.7%        606.1%
Dec. 31, 1993     +22.2%      302        1.5%        (0.2%)       668.2%
  * Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) Disclosure required, effective for reporting periods beginning after September 1, 1995.
(c) For the six months ended June 30, 1998 (Unaudited).  Total return and portfolio turnover rate are not annualized.


STRONG GROWTH FUND
-----------------------------------------------------------------------------------------------------------------------------
                                                             SELECTED PER-SHARE DATA(a)
                 ------------------------------------------------------------------------------------------------------------
                              INCOME FROM INVESTMENT OPERATIONS                  LESS DISTRIBUTIONS
                            -------------------------------------  -----------------------------------------------
                 Net Asset     Net       Net Realized      Total     In Excess            In Excess                Net Asset
                   Value,   Investment  and Unrealized     from       of Net    From Net   of Net                   Value,
                 Beginning    Income       Gains on     Investment  Investment  Realized  Realized      Total      End of
 Period Ended    of Period    (Loss)      Investments   Operations    Income      Gains     Gains   Distributions  Period
June 30, 1998(c)  $18.31      ($0.07)        $3.06        $2.99          --          --        --          --      $21.30
Dec. 31, 1997      18.50       (0.08)         3.41         3.33          --      ($2.70)   ($0.82)     ($3.52)      18.31
Dec. 31, 1996      15.88       (0.03)         3.13         3.10      ($0.02)      (0.46)       --       (0.48)      18.50
Dec. 31, 1995      11.61       (0.04)         4.79         4.75       (0.03)      (0.16)    (0.29)      (0.48)      15.88
Dec. 31, 1994      10.00          --          1.72         1.72       (0.11)         --        --       (0.11)      11.61

                                     RATIOS AND SUPPLEMENTAL DATA
                  --------------------------------------------------------------------
                              Net                 Ratio of Net
                            Assets,    Ratio of    Investment                Average
                            End of     Expenses      Income     Portfolio  Commission
                   Total  Period (In  to Average   to Average    Turnover     Rate
 Period Ended     Return   Millions)  Net Assets   Net Assets      Rate       Paid(b)
June 30, 1998(c)  +16.3%     $1,696      1.3%*       (0.6%)*      120.0%     $0.0689
Dec. 31, 1997     +19.1%      1,597      1.3%        (0.5%)       295.7%      0.0680
Dec. 31, 1996     +19.5%      1,308      1.3%        (0.2%)       294.9%      0.0478
Dec. 31, 1995     +41.0%        643      1.4%        (0.5%)       321.2%
Dec. 31, 1994     +17.3%        106      1.6%        (0.1%)       385.8%
* Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) Disclosure required, effective for reporting periods beginning after September 1, 1995.
(c) For the six months ended June 30, 1998 (Unaudited).  Total return and portfolio turnover rate are not annualized.


--------------------------------------------------------------------------------------------------------------------

STRONG GROWTH 20 FUND
--------------------------------------------------------------------------------------------------------------------
                                                       SELECTED PER-SHARE DATA(a)
               -----------------------------------------------------------------------------------------------------
                            INCOME FROM INVESTMENT OPERATIONS               LESS DISTRIBUTIONS
                            --------------------------------------  -------------------------------------
                 Net Asset               Net Realized      Total                 In Excess                 Net Asset
                   Value,       Net     and Unrealized     from      From Net     of Net                     Value,
                 Beginning  Investment     Gains on     Investment  Investment  Investment      Total        End of
 Period Ended    of Period     Loss       Investments   Operations    Income      Income    Distributions    Period
June 30, 1998(b)   $11.31    ($0.05)         $1.78        $1.73       ($0.00)(d)      --       ($0.00)(d)    $13.04
Dec. 31, 1997(c)    10.00     (0.01)          1.40         1.39           --      ($0.08)      ($0.08)        11.31

                                     RATIOS AND SUPPLEMENTAL DATA
                  --------------------------------------------------------------------
                              Net                 Ratio of Net
                            Assets,    Ratio of    Investment                Average
                            End of     Expenses      Income     Portfolio  Commission
                   Total  Period (In  to Average   to Average    Turnover     Rate
 Period Ended     Return   Millions)  Net Assets   Net Assets      Rate       Paid
June 30, 1998(b)  +15.3%     $56         1.6%*       (0.7%)*      258.8%     $0.0681
Dec. 31, 1997(c)  +13.9%      60         1.4%*       (0.3%)*      250.1%      0.0474

  * Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the six months ended June 30, 1998 (Unaudited).  Total return and portfolio turnover rate are not annualized.
(c) For the period from June 30, 1997 (inception) to December 31, 1997.  Total return and portfolio turnover rate are not annualized.
(d) Amount calculated is less than $0.01.

STRONG MID CAP FUND
---------------------------------------------------------------------------------------------------------------------
                                                SELECTED PER-SHARE DATA(a)
                 ---------------------------------------------------------------------------------------
                               INCOME FROM INVESTMENT OPERATIONS       LESS DISTRIBUTIONS
                            --------------------------------------  -------------------------
                 Net Asset               Net Realized     Total     In Excess                  Net Asset
                   Value,      Net      and Unrealized     from       of Net                     Value,
                 Beginning  Investment      Gain on     Investment  Investment      Total        End of
 Period Ended    of Period     Loss       Investments   Operations    Income    Distributions    Period
June 30, 1998(b)   $11.38    ($0.12)         $1.93         $1.81     ($0.00)       ($0.00)       $13.19
Dec. 31, 1997       10.00     (0.09)          1.47          1.38      (0.00)        (0.00)        11.38

                                     RATIOS AND SUPPLEMENTAL DATA
                  --------------------------------------------------------------------
                              Net                 Ratio of Net
                            Assets,    Ratio of    Investment                Average
                            End of     Expenses      Income     Portfolio  Commission
                   Total  Period (In  to Average   to Average    Turnover     Rate
 Period Ended     Return   Millions)  Net Assets   Net Assets      Rate       Paid
June 30, 1998(b)  +15.9%     $22         1.6%*       (1.1%)*      112.8%     $0.0630
Dec. 31, 1997     +13.9%      16         1.6%        (0.9%)       305.2%      0.0597

  * Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the six months ended June 30, 1998 (Unaudited).  Total return and portfolio turnover rate are not annualized.


STRONG OPPORTUNITY FUND
------------------------------------------------------------------------------------------------------------------------------
                                                            SELECTED PER-SHARE DATA(a)
                 -------------------------------------------------------------------------------------------------------------
                               INCOME FROM INVESTMENT OPERATIONS                  LESS DISTRIBUTIONS
                            --------------------------------------  -----------------------------------------------
                 Net Asset               Net Realized      Total                In Excess                            Net Asset
                   Value,       Net     and Unrealized     from      From Net     of Net    From Net                   Value,
                 Beginning  Investment     Gains on     Investment  Investment  Investment  Realized      Total        End of
 Period Ended    of Period    Income      Investments   Operations    Income      Income      Gains   Distributions    Period
June 30, 1998(c)   $37.41      $0.01         $5.37        $5.38      ($0.00)(d)       --     ($1.17)     ($1.17)       $41.62
Dec. 31, 1997       35.26       0.10          7.90         8.00       (0.10)          --      (5.75)      (5.85)        37.41
Dec. 31, 1996       33.35       0.20          5.78         5.98       (0.20)      ($0.05)     (3.82)      (4.07)        35.26
Dec. 31, 1995       27.71       0.20          7.28         7.48       (0.20)       (0.01)     (1.63)      (1.84)        33.35
Dec. 31, 1994       28.23       0.13          0.76         0.89       (0.13)          --      (1.28)      (1.41)        27.71
Dec. 31, 1993       24.70       0.06          5.10         5.16       (0.06)          --      (1.57)      (1.63)        28.23

                                     RATIOS AND SUPPLEMENTAL DATA
                  --------------------------------------------------------------------
                              Net                 Ratio of Net
                            Assets,    Ratio of    Investment                Average
                            End of     Expenses      Income     Portfolio  Commission
                   Total  Period (In  to Average   to Average    Turnover     Rate
 Period Ended     Return   Millions)  Net Assets   Net Assets      Rate       Paid(b)
June 30, 1998(c)  +14.4%    $2,173       1.2%*       0.1%*         47.3%     $0.0589
Dec. 31, 1997     +23.5%     1,925       1.2%        0.3%          93.7%      0.0519
Dec. 31, 1996     +18.1%     1,770       1.3%        0.6%         103.3%      0.0503
Dec. 31, 1995     +27.3%     1,328       1.3%        0.7%          92.5%
Dec. 31, 1994      +3.2%       806       1.4%        0.5%          59.2%
Dec. 31, 1993     +21.2%       444       1.4%        0.2%         109.1%

* Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) Disclosure required, effective for reporting periods beginning after September 1, 1995.
(c) For the six months ended June 30, 1998 (Unaudited).  Total return and portfolio turnover rate are not annualized.
(d) Amount calculated is less than $0.01.

                                                                                                                                 43


FINANCIAL HIGHLIGHTS (CONTINUED)
-------------------------------------------------------------------------------------------------------------------------
STRONG SMALL CAP FUND
-------------------------------------------------------------------------------------------------------------------------
                                                       SELECTED PER-SHARE DATA(a)
                 --------------------------------------------------------------------------------------------------
                               INCOME FROM INVESTMENT OPERATIONS              LESS DISTRIBUTIONS
                            --------------------------------------  -------------------------------------
                 Net Asset               Net Realized     Total                 In Excess                 Net Asset
                   Value,       Net     and Unrealized     from      From Net     of Net                    Value,
                 Beginning  Investment     Gains on     Investment  Investment  Investment      Total       End of
 Period Ended    of Period     Loss       Investments   Operations    Income      Income    Distributions   Period
June 30, 1998(b)  $11.45     ($0.08)         $0.99         $0.91      ($0.00)(c)      --       ($0.00)(c)   $12.36
Dec. 31, 1997      12.08      (0.13)         (0.40)        (0.53)         --      ($0.10)       (0.10)       11.45
Dec. 31, 1996      10.00      (0.01)          2.28          2.27          --       (0.19)       (0.19)       12.08

                                     RATIOS AND SUPPLEMENTAL DATA
                  --------------------------------------------------------------------
                              Net                 Ratio of Net
                            Assets,    Ratio of    Investment                Average
                            End of     Expenses      Income     Portfolio  Commission
                   Total  Period (In  to Average   to Average    Turnover     Rate
 Period Ended     Return   Millions)  Net Assets   Net Assets      Rate       Paid
June 30, 1998 (b)  +8.0%     $138        1.4%*       (1.0%)*      128.3%     $0.0624
Dec. 31, 1997      -4.5%      182        1.4%        (1.1%)       592.9%      0.0375
Dec. 31, 1996     +22.7%      157        1.5%        (0.7%)       419.8%      0.0372

  * Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the six months ended June 30, 1998 (Unaudited).  Total return and portfolio turnover rate are not annualized.
(c) Amount calculated is less than $0.01.


STRONG SMALL CAP VALUE FUND
-------------------------------------------------------------------------------------------------------------------
                                                       SELECTED PER-SHARE DATA(a)
                 --------------------------------------------------------------------------------------------------
                               INCOME FROM INVESTMENT OPERATIONS              LESS DISTRIBUTIONS
                            --------------------------------------  -------------------------------------
                 Net Asset               Net Realized     Total                                           Net Asset
                   Value,       Net     and Unrealized     from      From Net    From Net                   Value,
                 Beginning  Investment     Gains on     Investment  Investment   Realized       Total       End of
 Period Ended    of Period     Loss       Investments   Operations    Income      Gains     Distributions   Period
June 30, 1998 (b) $10.00     ($0.03)         $1.76         $1.73        --          --           --         $11.73

                                     RATIOS AND SUPPLEMENTAL DATA
                  --------------------------------------------------------------------
                              Net                 Ratio of Net
                            Assets,    Ratio of    Investment                Average
                            End of     Expenses      Income     Portfolio  Commission
                   Total  Period (In  to Average   to Average    Turnover     Rate
 Period Ended     Return   Millions)  Net Assets   Net Assets      Rate       Paid
June 30, 1998 (b)  +17.3%     $22        1.8%*       (0.7%)*       47.1%     $0.0549

  * Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the six months ended June 30, 1998 (Unaudited).  Total return and portfolio turnover rate are not annualized.


                                     DIRECTORS
                                Richard S. Strong
                                  Willie D. Davis
                                 Stanley Kritzik
                                Marvin E. Nevins
                                 William F. Vogt

                                     OFFICERS
                    Richard S. Strong, Chairman of the Board
                          Mary F. Hoppa, Vice President
                         Thomas P. Lemke, Vice President
                         John S. Weitzer, Vice President
              Stephen J. Shenkenberg, Vice President and Secretary
                           John A. Flanagan, Treasurer

                               INVESTMENT ADVISOR
                         Strong Capital Management, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201

                                   DISTRIBUTOR
                         Strong Funds Distributors, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201

                                    CUSTODIAN
                              Firstar Trust Company
                    P.O. Box 701, Milwaukee, Wisconsin 53201

                  TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT
                         Strong Capital Management, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201

                                     AUDITOR
                             Pricewaterhouse Coopers
              411 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

                                  LEGAL COUNSEL
                              Godfrey & Kahn, S.C.
               780 North Water Street, Milwaukee, Wisconsin 53202

  For a prospectus containing more complete information, including management fees and expenses, please call 1-800-368-1030. Please read it carefully before investing or sending money. This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only.







                               [PICTURE OF TELEPHONE]
                           To order a free prospectus kit,
                                 CALL 1-800-368-1030

                            To learn more about our funds,
                             discuss an existing account,
                              or conduct a transaction,
                                 CALL 1-800-368-3863
                                 -------------------

                                    If you are a
                               Financial Professional,
                                 CALL 1-800-368-1683

                      [PICTURE OF STRONG WEB SITE ON COMPUTER]
                                   Strong On-line
                                www.strong-funds.com




                                    [STRONG LOGO]

                                    STRONG FUNDS
                     P.O. Box 2936 o Milwaukee, Wisconsin 53201
                      Strong Funds Distributors, Inc. 8503H98            98SGRO